UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09475

Nuveen Dividend Advantage Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2013

NQI
Nuveen Quality Municipal Fund, Inc.

NIO
Nuveen Municipal Opportunity Fund, Inc.

NVG
Nuveen Dividend Advantage Municipal Income Fund

NEA
Nuveen AMT-Free Municipal Income Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Common Share Information	13

Risk Considerations	15

Performance Overview and Holding Summaries	16

Shareholder Meeting Report	20

Report of Independent Registered Public Accounting Firm	22

Portfolios of Investments	23

Statement of Assets and Liabilities	82

Statement of Operations	83

Statement of Changes in Net Assets	84

Statement of Cash Flows	86

Financial Highlights	88

Notes to Financial Statements	94

Annual Investment Management Agreement Approval Process	107

Board Members & Officers	115

Reinvest Automatically, Easily and Conveniently	120

Glossary of Terms Used in this Report	121

Additional Fund Information	123

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Quality Municipal Fund, Inc. (NQI)
Nuveen Municipal Opportunity Fund, Inc. (NIO)
Nuveen Dividend Advantage Municipal Income Fund (NVG)
Nuveen AMT-Free Municipal Income Fund (NEA)

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio managers Paul L. Brennan, CFA, and Douglas J. White, CFA, review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these four national Funds. Paul has managed NIO, NVG and NEA since 2006, and Douglas assumed portfolio management responsibility for NQI in 2011.

FUND REORGANIZATIONS

Effective before the opening of business on May 6, 2013, certain Funds (the Acquired Funds) were reorganized into one, larger Fund included in this report (the Acquiring Fund) as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen Premier Municipal Opportunity Fund, Inc.	NIF	Nuveen AMT-Free Municipal Income Fund	NEA
Nuveen Premium Income Municipal Opportunity Fund	NPX

See Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further information.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting, the central bank reiterated this decision and said that it expected to continue its “highly accommodative stance of monetary policy” for “a considerable time” after the purchase program ends and the economic recovery strengthens. Finally, in December of 2013, the Fed announced a decision to slow down its bond buying program beginning in January of 2014.

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.0% year-over-year as of October 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed’s target of 6.5%. As of October 2013, the national unemployment rate was 7.3%, up from 7.2% in September 2013 but below the 7.9% reported in October 2012. The slight uptick in October’s number reflected the increase in federal employees furloughed due to the government shutdown that month. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller index of 20 major metropolitan areas rose 13.3% for the twelve months ended September 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. Subsequent to the close of this reporting period, Congress preliminarily passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown if it wins final passage. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility. This was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history, and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in downgrades on the commonwealth’s bonds.

While municipal bond prices generally rallied during the first part of this reporting period, as strong demand and tight supply created favorable municipal market conditions, we saw the environment shift during the second half of the reporting period. The Treasury market traded off, the municipal market followed suit, and spreads widened as investor

6	Nuveen Investments

concern grew. This unsettled environment prompted increased selling by bondholders across the fixed income markets. Following the Fed’s September decision to delay tapering, we saw some stabilization of municipal bond fund flows and an October rally in municipal bond prices. However, for the reporting period as a whole, municipal bond prices generally declined, especially at the longer end of the maturity spectrum, while interest rates rose. At the same time, fundamentals on municipal bonds remained strong, as state governments made good progress in dealing with budget issues. Due to strong growth in personal tax collections, state tax revenues have increased for 15 consecutive quarters, while on the expense side, the states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the present political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. Over the twelve months ended October 31, 2013, municipal bond issuance nationwide totaled $335.2 billion, a decrease of 11.7% from the issuance for the twelve-month period ended October 31, 2012.

What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2013?

As the municipal market environment shifted during this reporting period, from one characterized by heavy bond calls, tight supply and lower yields to one marked by increased market volatility and rising rates, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term.

During this reporting period, NIO, NVG and NEA found value in diversified areas of the market, including health care, transportation, water and sewer and tobacco. A number of new health care issues that we considered attractively priced enabled us to add to the Funds’ exposure. We also purchased a variety of bonds issued for tollroads in some of the Funds, including issues in Virginia, Illinois, Florida, Ohio and the Grand Parkway in Houston, Texas, which, when completed, will be the longest beltway in the U.S., at 184 miles. Also in the transportation sector, heavy supply of airport bonds in both the primary and secondary markets provided opportunities to add to our holdings there, such as airports in Dallas/Fort Worth, Miami, Denver and San Francisco. In addition, we added water and sewer bonds, including a new issue of Lehigh County Authority (Pennsylvania) water bonds. In anticipation of bond calls affecting our holdings of Louisiana and Washington tobacco credits, we also purchased tobacco bonds from other issuers in order to keep our tobacco exposure relatively stable. During the summer, as the market sold off, we were able to find these bonds at attractive prices in the secondary market.

In NQI, we also were active in areas where we saw value, including the transportation sector, where we added to our airport exposure. In addition, we increased our emphasis on pre-refunded bonds by purchasing some of these credits in the secondary market. NQI also experienced pre-refunding activity within its holdings, which increased our allocation to this segment of the market and enhanced the Fund’s credit quality profile. During this reporting period, we reduced NQI’s exposure to health care and dedicated tax bonds, which are backed by revenues from sales and use taxes.

Our focus in NIO, NVG and NEA during the reporting period was on maintaining the Funds’ positioning, as we believed they were well situated for the existing environment. During the market sell-off, we took advantage of attractive opportunities to slightly increase the Funds’ credit and duration profiles in light of our view that credit fundamentals generally continued to improve. As interest rates rose, these Funds focused their purchases on bonds

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

with maturities of 20 years and longer, which enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve. NQI’s duration also extended slightly as a natural consequence of reinvesting the proceeds from bonds called as part of current refundings. These bonds were priced to short calls and therefore had negligible durations; consequently, reinvesting their proceeds in anything other than cash had the effect of extending NQI’s duration. During the reporting period, all four Funds added to their exposure to the A-rated sector, which we believed offered the best credit opportunities.

Activity during this reporting period was driven primarily by the reinvestment of proceeds from called and matured bonds, which was aimed at keeping the Funds fully invested and supporting their income streams. During the early part of this reporting period, we continued to experience a number of current bond calls resulting from a growth in refinancings, which provided a meaningful source of liquidity. Although refinancing activity declined as interest rates rose in the latter months of this reporting period, we continued to have cash from the earlier refundings to reinvest. We also engaged in some tactical selling, taking advantage of attractive bids for certain issues resulting from strong demand to sell a specific issue and reinvest the proceeds into bonds that we thought offered more potential. Despite the decrease in new issuance, we continued to find opportunities to purchase bonds that helped us achieve our goals for these Funds.

As of October 31, 2013, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

How did the Funds perform during the twelve-month reporting period ended October 31, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve months ended October 31, 2013, the total returns on common share net asset value (NAV) for the four Funds underperformed the return for the national S&P Municipal Bond Index. For the same period, NQI, NIO and NVG exceeded the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average, while NEA performed in line with this Lipper average.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, sector allocation and credit exposure. In addition, the use of regulatory leverage was an important factor affecting the Funds’ performance over this period. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits with maturities of five years or less posted the best returns during this reporting period, while bonds at the longest end of the municipal yield curve produced the weakest results. In general, while these Funds tended to have durations longer than the market average, individual differences in duration and yield curve positioning were the major drivers of differences in performance. Among these Funds, NIO was more advantageously positioned in terms of duration and yield curve, which helped its performance. The other three Funds, especially NEA, tended to have less exposure to the outperforming short end of the yield curve and greater exposure to the longer parts of the curve that underperformed.

8	Nuveen Investments

After underperforming for many months, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the best performing market segments. The outperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of October 31, 2013, these four Funds were similarly weighted in pre-refunded bonds, with NVG having the largest allocation due to activity over the past twelve months, as previously discussed. Housing, health care and general obligation (GO) bonds also tended to outperform the general municipal market. All of these Funds had good exposure to the health care sector.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that lagged municipal market performance by the widest margins were transportation, water and sewer and electric utilities. All four Funds had double-digit weightings in the transportation sector, with NQI having the heaviest exposure. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed poorly, due in part to their longer effective durations and lower credit ratings. As of October 31, 2013, all of the Funds had similar exposures to tobacco bonds.

Credit exposure was another factor in the Funds’ performance during these twelve months, especially during the latter half of the reporting period, as events in the municipal market led investors to avoid risk. High yield bonds came under selling pressure, and credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, began to widen. For the reporting period as a whole, AAA-rated and AA-rated bonds generally outperformed A- and BBB-rated bonds. While these Funds tended to have heavy weightings in A-rated bonds, this was offset to some degree by their weightings of AAA- and AA-rated bonds. Overall, the impact of the Funds’ credit exposure tended to be neutral to slightly positive for the reporting period.

During this period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represent isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed. NIO, NVG and NEA each had small holdings of Detroit water and sewer credits, which are supported by revenue streams generated by service fees, while NQI sold its Detroit water and sewer holdings in September 2013. NIO also held small positions in Detroit GO bonds and Detroit Public School credits, both of which are insured. The Detroit Public Schools are not included in the City of Detroit bankruptcy filing. During this reporting period, these holdings had a negligible impact on the Funds’ investment performance due to the Detroit bankruptcy.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2 and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013 (subsequent to the close of this reporting period), Fitch announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

(subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds.

For the reporting period ended October 31, 2013, Puerto Rico paper underperformed the municipal market as a whole. These four Funds have limited exposure to Puerto Rico bonds. In NIO, NVG and NEA, the majority of this exposure is the sales tax bonds issued by COFINA, which we consider the best of the Puerto Rico issuance. Much of this exposure also is insured, which we believe adds a measure of value. In addition, the Funds hold small positions in other Puerto Rico credits, such as highway and electric utilities bonds. Over the past six months, NQI sold its positions in COFINA bonds (May 2013) and Puerto Rico GOs (September 2013), leaving the Fund with two small holdings, an insured electric power bond and an escrowed highway revenue credit. Overall, the small nature of our exposure helped to limit the impact of the Puerto Rico bonds’ underperformance on the Funds.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a negative contribution to the performance of these Funds over this reporting period.

As of October 31, 2013, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table.

	NQI	NIO	NVG	NEA
Effective Leverage*	38.43%	39.54%	38.11%	38.43%
Regulatory Leverage*	31.23%	32.55%	31.56%	31.60%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2013, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	MTP Shares				VMTP Shares		VRDP Shares
		Shares Issued at Liquidation	Annual Interest	NYSE		Shares Issued at Liquidation		Shares Issued at Liquidation
	Series	Value	Rate	Ticker	Series	Value	Series	Value	Total
NQI		$—	—	—	2015	$240,400,000		$—	$240,000,000
NIO		$—	—	—	—	$—	1	$667,200,000	$667,200,000
NVG	2014	$108,000,000	2.95%	NVG PRCCL	2014	$92,500,000
		$108,000,000				$92,500,000			$200,500,000
NEA	2015	$83,000,000	2.85%	NEA PRCCL	2014	$67,600,000	1	$219,000,000
							2	$130,900,000
		$83,000,000				$67,600,000		$349,900,000	$500,500,000

Nuveen Investments	11

Fund Leverage (continued)

During the current reporting period, NQI successfully exchanged of all its outstanding 2,404 Series 2014 VMTP Shares for 2,404 Series 2015 VMTP Shares. This transaction was completed in a privately negotiated offering. The Fund completed the exchange offer in which it refinanced its existing VMTP Shares with new VMTP Shares with a term redemption date of December 1, 2015.

Subsequent to the close of this reporting period, NVG redeemed all series of its MTP and VMTP Shares, at their $10.00 and $100,000 liquidation value per share, respectively, plus dividend amounts owed, with the proceeds from $201,000,000 of newly issued VRDP Shares. On December 13, 2013, VRDP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and NVG’s MTP and VMTP Shares were redeemed on December 23, 2013.

Subsequent to the close of this reporting period, NEA redeemed all series of its MTP and 2014 VMTP Shares, at their $10.00 and $100,000 liquidation value per share, respectively, plus dividend amounts owed, with the proceeds from $151,000,000 of newly issued 2016 VMTP Shares. On December 10, 2013, 2016 VMTP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and NEA’s MTP Shares were redeemed on December 20, 2013. NEA’s 2014 VMTP Shares are anticipated to be redeemed on January 6, 2014.

Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP, VMTP and VRDP Shares.

12	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

During the current reporting period ended October 31, 2013, the Funds’ monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
	NQI	NIO	NVG	NEA
November	$0.0750	$0.0730	$0.0750	$0.0700
December	0.0730	0.0730	0.0690	0.0680
January	0.0730	0.0730	0.0690	0.0680
February	0.0730	0.0730	0.0690	0.0680
March	0.0730	0.0730	0.0610	0.0680
April	0.0730	0.0730	0.0610	0.0680
May*	0.0730	0.0730	0.0610	0.1360
June	0.0660	0.0730	0.0545	—
July	0.0660	0.0730	0.0545	0.0685
August	0.0660	0.0730	0.0545	0.0685
September	0.0660	0.0730	0.0545	0.0685
October	0.0660	0.0730	0.0545	0.0685

Long-Term Capital Gain**	$—	$—	$0.1069	$—
Short-Term Capital Gain**	—	—	$0.0068	—
Ordinary Income Distribution**	—	—	$0.0015	—

Market Yield***	6.46%	6.74%	5.13%	6.65%
Taxable-Equivalent Yield***	8.97%	9.36%	7.13%	9.24%

*
In connection with NEA’s reorganization, the Fund declared a dividend of $0.0471 per common share with an ex-date of May 1, 2013 and a dividend of $0.0209 per common share with an ex-dividend date of May 14, 2013, each payable on July 1, 2013. These distributions were in addition to the Fund’s monthly tax-free dividend of$0.068 with an ex-dividend date of May 1, 2013, payable on June 3, 2013.

**	Distribution paid in December 2012.

***
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2013, all of the Funds in this report had positive UNII balances for tax and financial reporting purposes.

Nuveen Investments	13

Common Share Information (continued)

COMMON SHARE REPURCHASES

During November 2013 (subsequent to the close of this reporting period), the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of October 31, 2013, and since the inception of the Funds’ repurchase programs, the following Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase programs, NQI has not repurchased any of its outstanding common shares.

	NQI	NIO	NVG	NEA
Common Shares Cumulatively Repurchased and Retired	—	2,900	75,258	19,300
Common Shares Authorized for Repurchase	3,845,000	9,560,000	2,980,000	2,225,000

During the current reporting period, the Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NQI	NIO	NVG	NEA
Common Shares Repurchased and Retired	—	—	64,858	—
Weighted Average Price per Common Share Repurchased and Retired	—	—	$12.58	—
Weighted Average Discount per Common Share Repurchased and Retired	—	—	13.31%	—

OTHER COMMON SHARE INFORMATION

As of October 31, 2013, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NQI	NIO	NVG	NEA
Common Share NAV	$13.76	$14.46	$14.62	$13.73
Common Share Price	$12.26	$12.99	$12.75	$12.37
Premium/(Discount) to NAV	(10.90)%	(10.17)%	(12.79)%	(9.91)%
12-Month Average Premium/(Discount) to NAV	(5.75)%	(5.75)%	(8.63)%	(5.52)%

14	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Derivatives Risk. The Funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Nuveen Investments	15

NQI
Nuveen Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NQI at Common Share NAV	(5.93)%	9.75%	4.70%
NQI at Common Share Price	(15.89)%	8.44%	3.23%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	24.0%
Transportation	18.3%
U.S. Guaranteed	13.7%
Tax Obligation/General	11.9%
Health Care	10.9%
Water and Sewer	9.0%
Utilities	5.5%
Other	6.7%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	19.2%
AA	44.6%
A	29.2%
BBB	3.3%
N/R	0.5%

States1
(as a % of total investments)
California	13.9%
Florida	9.6%
Texas	7.9%
Illinois	6.6%
Washington	6.3%
Arizona	6.0%
Pennsylvania	5.9%
Colorado	4.7%
Louisiana	3.5%
Massachusetts	3.2%
Indiana	2.8%
New York	2.7%
Ohio	2.5%
Wisconsin	2.5%
Georgia	2.3%
Other	19.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

16	Nuveen Investments

NIO
Nuveen Municipal Opportunity Fund, Inc.
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NIO at Common Share NAV	(4.10)%	9.23%	4.87%
NIO at Common Share Price	(11.09)%	9.52%	4.22%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	22.6%
Transportation	14.8%
Health Care	14.1%
U.S. Guaranteed	12.8%
Water and Sewer	10.3%
Tax Obligation/General	9.7%
Utilities	6.4%
Education and Civic Organizations	5.0%
Other	4.3%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	18.7%
AA	46.5%
A	25.7%
BBB	3.3%
BB or Lower	3.5%
N/R	1.2%

States1
(as a % of total investments)
California	12.4%
Florida	11.5%
Illinois	6.4%
Texas	5.5%
Ohio	5.1%
New York	4.9%
Washington	4.4%
Indiana	4.3%
Pennsylvania	3.8%
Colorado	3.2%
Louisiana	2.9%
New Jersey	2.9%
South Carolina	2.9%
Nevada	2.4%
Massachusetts	2.4%
Michigan	2.2%
Arizona	2.2%
Nebraska	1.9%
Other	18.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	17

NVG
Nuveen Dividend Advantage Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NVG at Common Share NAV	(5.46)%	8.62%	5.25%
NVG at Common Share Price	(14.46)%	8.59%	4.60%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	23.4%
Health Care	13.6%
U.S. Guaranteed	13.4%
Transportation	12.1%
Tax Obligation/General	12.0%
Utilities	7.4%
Water and Sewer	6.7%
Education and Civic Organizations	6.1%
Investment Companies	0.2%
Other	5.1%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	26.5%
AA	39.8%
A	22.2%
BBB	3.1%
BB or Lower	3.3%
N/R	0.4%

States1
(as a % of municipal bonds)
California	12.6%
Illinois	7.2%
Texas	5.6%
Georgia	5.6%
Washington	5.3%
Colorado	5.2%
Florida	4.7%
Indiana	4.1%
Louisiana	3.9%
Ohio	3.8%
New York	3.8%
Pennsylvania	3.6%
South Carolina	2.9%
New Jersey	2.7%
Michigan	2.7%
Tennessee	2.5%
Massachusetts	1.9%
Nebraska	1.8%
Nevada	1.7%
Other	18.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

18	Nuveen Investments

NEA
Nuveen AMT-Free Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NEA at Common Share NAV	(6.25)%	7.93%	4.99%
NEA at Common Share Price	(16.89)%	7.73%	3.95%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	10.80%	5.51%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	21.7%
Health Care	16.6%
U.S. Guaranteed	13.2%
Transportation	12.7%
Tax Obligation/General	10.0%
Water and Sewer	9.6%
Utilities	5.5%
Education and Civic Organizations	5.3%
Other	5.4%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	20.0%
AA	42.0%
A	27.7%
BBB	3.7%
BB or Lower	4.1%
N/R	0.7%

States1
(as a % of total investments)
California	13.5%
Illinois	8.7%
New York	6.3%
Florida	5.9%
Colorado	5.8%
Texas	5.3%
Pennsylvania	5.2%
New Jersey	4.7%
Indiana	4.2%
Ohio	4.0%
Louisiana	3.6%
Arizona	3.2%
Washington	2.8%
Massachusetts	2.5%
South Carolina	2.2%
Georgia	1.8%
Puerto Rico	1.6%
Other	18.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentages may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	19

NQI NIO NVG
Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on August 7, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

	NQI		NIO		NVG
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	27,985,747	—	79,668,535	—	—	—
Withhold	982,128	—	2,703,648	—	—	—
Total	28,967,875	—	82,372,183	—	—	—
Robert P. Bremner
For	27,930,806	—	79,508,012	—	—	—
Withhold	1,037,069	—	2,864,171	—	—	—
Total	28,967,875	—	82,372,183	—	—	—
Jack B. Evans
For	27,967,265	—	79,582,857	—	—	—
Withhold	1,000,610	—	2,789,326	—	—	—
Total	28,967,875	—	82,372,183	—	—	—
William C. Hunter
For	—	2,404	—	6,372	—	9,533,466
Withhold	—	—	—	300	—	420,513
Total	—	2,404	—	6,672	—	9,953,979
David J. Kundert
For	27,964,784	—	79,558,246	—	—	—
Withhold	1,003,091	—	2,813,937	—	—	—
Total	28,967,875	—	82,372,183	—	—	—
William J. Schneider
For	—	2,404	—	6,372	—	9,525,080
Withhold	—	—	—	300	—	428,899
Total	—	2,404	—	6,672	—	9,953,979
Judith M. Stockdale
For	27,921,606	—	79,489,796	—	34,010,704	—
Withhold	1,046,269	—	2,882,387	—	1,587,014	—
Total	28,967,875	—	82,372,183	—	35,597,718	—
Carole E. Stone
For	27,921,743	—	79,525,126	—	34,011,980	—
Withhold	1,046,132	—	2,847,057	—	1,585,738	—
Total	28,967,875	—	82,372,183	—	35,597,718	—
Virginia L. Stringer
For	27,922,566	—	79,544,055	—	34,037,210	—
Withhold	1,045,309	—	2,828,128	—	1,560,508	—
Total	28,967,875	—	82,372,183	—	35,597,718	—
Terence J. Toth
For	27,976,255	—	79,590,139	—	—	—
Withhold	991,620	—	2,782,044	—	—	—
Total	28,967,875	—	82,372,183	—	—	—

20	Nuveen Investments

NEA

	NEA
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	—	—
Withhold	—	—
Total	—	—
Robert P. Bremner
For	—	—
Withhold	—	—
Total	—	—
Jack B. Evans
For	—	—
Withhold	—	—
Total	—	—
William C. Hunter
For	—	6,966,630
Withhold	—	659,177
Total	—	7,625,807
David J. Kundert
For	—	—
Withhold	—	—
Total	—	—
William J. Schneider
For	—	6,938,482
Withhold	—	687,325
Total	—	7,625,807
Judith M. Stockdale
For	72,227,112	—
Withhold	3,627,488	—
Total	75,854,600	—
Carole E. Stone
For	72,235,754	—
Withhold	3,618,846	—
Total	75,854,600	—
Virginia L. Stringer
For	72,252,318	—
Withhold	3,602,282	—
Total	75,854,600	—
Terence J. Toth
For	—	—
Withhold	—	—
Total	—	—

Nuveen Investments	21

Report of Independent Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders of
Nuveen Quality Municipal Fund, Inc.
Nuveen Municipal Opportunity Fund, Inc.
Nuveen Dividend Advantage Municipal Income Fund
Nuveen AMT-Free Municipal Income Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Municipal Fund, Inc., Nuveen Municipal Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Income Fund, and Nuveen AMT-Free Municipal Income Fund (the “Funds”) as of October 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Quality Municipal Fund, Inc., Nuveen Municipal Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Income Fund, and Nuveen AMT-Free Municipal Income Fund at October 31, 2013, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 27, 2013

22	Nuveen Investments

NQI
Nuveen Quality Municipal Fund, Inc.
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.4% (100.0% of Total Investments)
	Alabama – 1.8% (1.2% of Total Investments)
$7,000	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1 (4)	$7,518,910
	Opelika Utilities Board, Alabama, Utility Revenue Bonds, Auburn Water Supply Agreement, Series 2011:
1,250	4.000%, 6/01/29 – AGM Insured	6/21 at 100.00	AA–	1,241,363
1,000	4.250%, 6/01/31 – AGM Insured	6/21 at 100.00	AA–	991,410
9,250	Total Alabama			9,751,683
	Arizona – 8.8% (6.0% of Total Investments)
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
1,220	5.000%, 2/01/20	No Opt. Call	BBB+	1,354,139
1,850	5.000%, 2/01/21	No Opt. Call	BBB+	2,049,412
10,000	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/31	7/22 at 100.00	A1	10,354,900
	Arizona State, Certificates of Participation, Series 2010A:
1,200	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–	1,286,784
1,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA–	1,577,475
7,070	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	7,460,547
2,750	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032-11034, 15.075%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	2,601,500
10,000	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	10,435,700
8,755	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	9,463,192
44,345	Total Arizona			46,583,649
	Arkansas – 0.4% (0.3% of Total Investments)
2,250	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/24 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	Aa2 (4)	2,358,180
	California – 20.4% (13.9% of Total Investments)
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
220	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	231,519
3,790	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	3,988,444
205	5.000%, 12/01/26 (Pre-refunded 12/01/14)	12/14 at 100.00	Aa1 (4)	215,734
3,760	5.000%, 12/01/26 (Pre-refunded 12/01/14)	12/14 at 100.00	AAA	3,956,874
1,020	California Health Facilities Financing Authority, Revenue Bonds, Children’s Hospital Los Angeles, Series 2012A, 5.000%, 11/15/23	11/22 at 100.00	BBB+	1,099,825
5,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2013A, 5.000%, 8/15/52	8/23 at 100.00	AA–	4,849,750
80	California State, General Obligation Bonds, Series 2002, 5.000%, 10/01/32 – NPFG Insured	4/14 at 100.00	A1	80,224
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1	5,063
3,745	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+ (4)	3,820,949
7,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	8,004,780

Nuveen Investments	23

NQI	Nuveen Quality Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	$910,890
5,000	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	3,429,050
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999:
22,985	0.000%, 1/15/24 – NPFG Insured	1/14 at 55.31	A	12,387,076
22,000	0.000%, 1/15/31 – NPFG Insured	1/14 at 36.24	A	7,318,960
50,000	0.000%, 1/15/37 – NPFG Insured	1/14 at 25.16	A	10,786,000
5,000	Garden Grove, California, Certificates of Participation, Financing Project, Series 2002A, 5.125%, 3/01/32 – AMBAC Insured	3/14 at 100.00	A	4,973,200
8,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	8,466,255
5,795	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2	3,536,341
1,195	Lincoln Public Financing Authority, Placer County, California, Twelve Bridges Limited Obligation Revenue Bonds, Refunding Series 2011A, 4.375%, 9/02/25 – AGM Insured	9/21 at 100.00	AA–	1,217,813
3,785	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.850%, 8/01/22 – NPFG Insured (ETM)	2/14 at 100.00	A (4)	4,269,442
2,000	San Diego Redevelopment Agency, California, Subordinate Lien Tax Allocation Bonds, Centre City Project, Series 2004A, 5.000%, 9/01/21 – SYNCORA GTY Insured	9/14 at 100.00	AA–	2,057,060
	San Francisco Bay Area Rapid Transit District, California, Sales Tax Revenue Bonds, Refunding Series 2005A:
2,000	5.000%, 7/01/21 – NPFG Insured	7/15 at 100.00	AA+	2,148,500
3,655	5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	AA+	3,926,384
8,965	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	8,070,831
3,500	Saugus Union School District, Los Angeles County, California, General Obligation Bonds, Series 2006, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	2,438,170
1,000	Sierra Joint Community College District, Tahoe Truckee, California, General Obligation Bonds, School Facilities Improvement District 1, Series 2005A, 5.000%, 8/01/27 (Pre-refunded 8/01/14) – FGIC Insured	8/14 at 100.00	Aa2 (4)	1,036,400
1,525	Sierra Joint Community College District, Western Nevada, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2005A, 5.000%, 8/01/27 (Pre-refunded 8/01/14) – FGIC Insured	8/14 at 100.00	Aa2 (4)	1,580,510
3,170	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	3,349,359
175,900	Total California			108,155,403
	Colorado – 6.9% (4.7% of Total Investments)
2,015	Board of Trustees of the University of Northern Colorado, Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AGM Insured	6/15 at 100.00	AA–	2,141,381
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Covenant Retirement Communities Inc., Refunding Series 2012B:
1,640	5.000%, 12/01/22	No Opt. Call	BBB+	1,760,048
2,895	5.000%, 12/01/23	12/22 at 100.00	BBB+	3,065,487
4,200	5.000%, 12/01/24	12/22 at 100.00	BBB+	4,383,624
690	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.500%, 6/01/33	6/23 at 100.00	A–	703,089
2,540	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/25 – AGM Insured	12/22 at 100.00	AA–	2,844,317
1,000	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/24 – NPFG Insured	11/16 at 100.00	A+	1,094,830
5,365	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/23 – NPFG Insured (UB)	11/16 at 100.00	A+	5,890,019

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,085	Denver, Colorado, Airport Revenue Bonds, Trust 2365, 13.836%, 11/15/25 – NPFG Insured (IF)	11/16 at 100.00	A+	$1,421,176
9,880	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	3,359,793
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	4,922,400
	Eagle River Water and Sanitation District, Eagle County, Colorado, Enterprise Wastewater Revenue Bonds, Series 2012:
400	5.000%, 12/01/32	No Opt. Call	A+	422,088
1,000	3.000%, 12/01/32	No Opt. Call	A+	795,560
1,250	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	1,317,225
880	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	946,000
1,100	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA–	1,044,659
5	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	5,220
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
320	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	343,507
175	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	187,856
46,440	Total Colorado			36,648,279
	District of Columbia – 1.3% (0.8% of Total Investments)
1,335	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.801%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,375,197
3,920	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1730, 11.793%, 10/01/36 (Pre-refunded 10/01/16) – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+ (4)	5,257,347
5,255	Total District of Columbia			6,632,544
	Florida – 14.1% (9.6% of Total Investments)
4,455	Broward County School Board, Florida, Certificates of Participation, Series 2005A, 5.000%, 7/01/28 – AGM Insured	7/15 at 100.00	AA–	4,676,280
10,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	10,204,300
2,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/16 – AGM Insured	No Opt. Call	AA–	2,207,160
1,025	Cityplace Community Development District, Florida, Special Assessment and Revenue Bonds, Refunding Series 2012, 5.000%, 5/01/26	No Opt. Call	A	1,092,496
3,450	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/24 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (4)	3,594,866
4,000	Davie, Florida, Water and Sewerage Revenue Bonds, Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	4,097,000
7,000	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1, 5.000%, 6/01/22	No Opt. Call	A+	7,818,370
2,550	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 17.349%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	3,054,110
6,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Refunding Series 2013A, 5.000%, 10/01/21 (Alternative Minimum Tax)	No Opt. Call	A	6,754,320
600	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1	626,292
1,000	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/25	11/21 at 100.00	A2	1,053,910
13,045	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2004A, 5.000%, 10/01/30 – FGIC Insured (Alternative Minimum Tax)	10/14 at 100.00	A	13,076,308
10,085	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2008B, 5.000%, 10/01/41 – AGM Insured	10/18 at 100.00	AA–	10,132,500

Nuveen Investments	25

NQI	Nuveen Quality Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$4,100	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	$4,213,201
2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA–	2,089,340
71,310	Total Florida			74,690,453
	Georgia – 3.4% (2.3% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA– (4)	1,048,250
7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	7,289,100
2,000	City of Fairburn, Georgia, General Obligation Bonds, Series 2011, 5.750%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–	2,159,320
7,295	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.000%, 7/15/36 – NPFG Insured	7/14 at 100.00	A3	7,438,712
17,295	Total Georgia			17,935,382
	Hawaii – 1.0% (0.7% of Total Investments)
4,250	Hawaii State, General Obligation Bonds, Refunding Series 2011EA, 5.000%, 12/01/20	No Opt. Call	AA	5,112,155
	Illinois – 9.7% (6.6% of Total Investments)
	Bolingbrook, Illinois, General Obligation Bonds, Refunding Series 2013A:
675	5.000%, 1/01/25	7/23 at 100.00	Aa3	750,377
1,170	5.000%, 1/01/26	7/23 at 100.00	Aa3	1,282,636
3,490	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Refunding Series 2005A, 5.500%, 12/01/30 – AMBAC Insured	No Opt. Call	A+	3,508,427
2,235	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA–	2,430,227
1,775	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A	1,888,884
2,660	Cook County, Illinois, General Obligation Bonds, Refunding Series 2007B, 5.000%, 11/15/21 – NPFG Insured	11/17 at 100.00	AA	2,890,143
2,240	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	2,403,005
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,041,920
825	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	858,602
455	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	457,675
7,400	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/37 – AGM Insured	1/21 at 100.00	A2	7,685,788
15,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	14,477,400
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	761,650
18,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AAA	10,846,440
61,925	Total Illinois			51,283,174
	Indiana – 4.2% (2.8% of Total Investments)
4,100	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	3,639,816
11,130	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	11,296,727

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$3,680	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	$3,705,208
3,375	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1990A, 7.250%, 6/01/15 – AMBAC Insured	No Opt. Call	AA+	3,582,968
22,285	Total Indiana			22,224,719
	Kansas – 1.0% (0.7% of Total Investments)
5,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	5,540,260
	Kentucky – 1.1% (0.7% of Total Investments)
3,015	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3	3,169,368
2,230	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/23 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA– (4)	2,413,394
5,245	Total Kentucky			5,582,762
	Louisiana – 5.2% (3.5% of Total Investments)
1,000	Lafayette Public Power Authority, Louisiana, Electric Revenue Bonds, Series 2012, 5.000%, 11/01/29	No Opt. Call	A+	1,072,620
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
11,325	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	11,364,638
8,940	4.500%, 5/01/41 – NPFG Insured (UB)	5/16 at 100.00	Aa1	8,842,554
10	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 16.045%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	9,564
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-3, 16.013%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	4,783
5,000	Louisiana State, General Obligation Bonds, Series 2012C, 5.000%, 7/15/21	No Opt. Call	AA	6,000,050
26,280	Total Louisiana			27,294,209
	Maine – 0.3% (0.2% of Total Investments)
1,640	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2012A-1, 4.000%, 11/15/24 – AGM Insured (Alternative Minimum Tax)	11/21 at 100.00	AA+	1,643,001
	Massachusetts – 4.7% (3.2% of Total Investments)
4,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	4,189,760
6,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	6,628,080
3,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Tender Option Bond Trust 11824, 13.557%, 1/01/16 (IF)	No Opt. Call	AAA	3,946,572
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
1,250	5.250%, 1/01/21 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,260,688
1,000	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,008,550
1,195	5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	1,205,217
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,017,100
3,465	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,483,815
1,245	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	1,339,682
23,490	Total Massachusetts			25,079,464
	Michigan – 3.0% (2.0% of Total Investments)
1,825	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/28 – AGM Insured	5/17 at 100.00	Aa2	1,937,311
2,750	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3	2,871,028

Nuveen Investments	27

NQI	Nuveen Quality Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$10,585	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A	$10,841,898
15,160	Total Michigan			15,650,237
	Minnesota – 0.4% (0.3% of Total Investments)
1,000	Minneapolis-Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Children’s Health Care, Series 2004A-1 Remarketed, 4.625%, 8/15/29 – AGM Insured	8/20 at 100.00	AA–	1,035,280
1,040	Wayzata, Minnesota, Senior Housing Entrance Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012B, 4.875%, 5/01/19	5/14 at 100.00	N/R	1,043,754
2,040	Total Minnesota			2,079,034
	Mississippi – 1.7% (1.1% of Total Investments)
2,715	Harrison County Wastewater Management District, Mississippi, Revenue Refunding Bonds, Wastewater Treatment Facilities, Series 1991B, 7.750%, 2/01/14 – FGIC Insured (ETM)	No Opt. Call	A (4)	2,766,721
5,445	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA–	6,057,018
8,160	Total Mississippi			8,823,739
	Nebraska – 2.6% (1.8% of Total Investments)
12,155	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – NPFG Insured (UB) (5)	9/17 at 100.00	AA	12,295,147
1,225	Lincoln, Nebraska, Water Revenue Bonds, Refunding Series 2013, 5.000%, 8/15/20	No Opt. Call	Aa1	1,470,036
13,380	Total Nebraska			13,765,183
	Nevada – 2.0% (1.3% of Total Investments)
	Clark County, Nevada, Airport Revenue Bonds, Jet Aviation Fuel Tax, Refunding Series 2013A:
2,500	5.000%, 7/01/25 (Alternative Minimum Tax)	1/23 at 100.00	A	2,682,250
2,500	5.000%, 7/01/26 (Alternative Minimum Tax)	1/23 at 100.00	A	2,653,700
5,000	5.000%, 7/01/27 (Alternative Minimum Tax)	1/23 at 100.00	A	5,222,100
10,000	Total Nevada			10,558,050
	New Jersey – 3.1% (2.1% of Total Investments)
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,700	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,747,821
1,700	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,746,087
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A+	1,096,020
4,475	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	No Opt. Call	AA+	4,802,212
6,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	7,058,880
15,875	Total New Jersey			16,451,020
	New Mexico – 0.9% (0.6% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,345	5.000%, 6/01/22 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AAA	1,383,077
3,290	5.000%, 6/01/23 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AAA	3,383,140
4,635	Total New Mexico			4,766,217
	New York – 4.0% (2.7% of Total Investments)
50	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002D, 5.500%, 10/01/17 – NPFG Insured	4/14 at 100.00	A+	50,219
4,080	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,865,351

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,890	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	$3,132,442
3,300	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	3,117,378
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	2,051,540
1,290	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	1,373,437
1,740	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.191%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,827,818
430	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/14 at 100.00	AA–	430,942
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B:
2,460	5.000%, 3/15/24 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	2,621,105
2,465	5.000%, 3/15/25 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	2,626,433
20,705	Total New York			21,096,665
	North Dakota – 1.1% (0.7% of Total Investments)
	Williston Parks and Recreation District, North Dakota, Sales Tax & Gross Revenue Bonds, Series 2012A:
600	3.000%, 3/01/18	No Opt. Call	A	625,692
970	4.000%, 3/01/19	No Opt. Call	A	1,047,619
1,085	5.000%, 3/01/21	No Opt. Call	A	1,225,019
2,830	Williston, North Dakota, Limited Obligation Bonds, Certificates of Indebtedness, Series 2013A, 2.500%, 11/01/15	11/14 at 100.00	N/R	2,846,782
5,485	Total North Dakota			5,745,112
	Ohio – 3.6% (2.5% of Total Investments)
7,000	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/19 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	A+ (4)	7,208,740
9,045	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	8,813,719
3,065	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	3,291,871
19,110	Total Ohio			19,314,330
	Pennsylvania – 8.7% (5.9% of Total Investments)
3,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,223,350
1,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA–	1,192,145
6,015	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	6,051,511
1,600	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	1,756,864
2,450	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	2,529,821
3,750	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	3,961,275
5,400	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA–	5,306,364
Nuveen Investments	29

NQI	Nuveen Quality Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A:
$5,000	5.000%, 6/15/35 – AGM Insured	6/20 at 100.00	AA–	$5,075,700
7,850	5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–	7,920,022
2,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	A	2,049,320
	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
1,125	5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–	1,177,718
1,000	5.500%, 12/01/35 – AGM Insured	12/21 at 100.00	AA–	1,051,870
5,790	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	4,984,611
46,145	Total Pennsylvania			46,280,571
	Puerto Rico – 1.5% (1.0% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A	2,196,725
5,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured (ETM)	No Opt. Call	BBB+ (4)	5,673,550
7,500	Total Puerto Rico			7,870,275
	South Carolina – 3.3% (2.2% of Total Investments)
2,425	Charleston County School District, South Carolina, General Obligation Bonds, Series 2004A, 5.000%, 2/01/22 (Pre-refunded 2/01/14) – AMBAC Insured	2/14 at 100.00	AA+ (4)	2,454,537
5,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Refunding Series 2011B, 5.000%, 12/01/21	No Opt. Call	AA–	5,924,300
8,950	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	8,865,870
16,375	Total South Carolina			17,244,707
	South Dakota – 0.4% (0.3% of Total Investments)
	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Series 2012A:
250	5.000%, 7/01/27	7/21 at 100.00	AA–	261,730
1,850	5.000%, 7/01/42	7/21 at 100.00	AA–	1,851,628
2,100	Total South Dakota			2,113,358
	Texas – 11.6% (7.9% of Total Investments)
2,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	2,378,496
1,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	1,743,180
1,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2012, 3.750%, 8/15/22	No Opt. Call	BBB	1,465,155
3,135	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004, 5.250%, 7/15/20 (Pre-refunded 7/15/14) – AGM Insured	7/14 at 100.00	AA– (4)	3,247,954
5,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/22 at 100.00	A+	4,780,200
4,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35 (Pre-refunded 12/01/18)	12/18 at 100.00	A+ (4)	5,209,000
4,700	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,821,119
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
3,500	5.125%, 9/01/32 – AGM Insured	9/16 at 100.00	AA–	3,586,380
2,055	5.125%, 9/01/33 – AGM Insured	9/16 at 100.00	AA–	2,104,608

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$17,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 – AGM Insured (ETM)	No Opt. Call	AA (4)	$21,752,860
2,000	Laredo Independent School District Public Facilities Corporation, Texas, Lease Revenue Bonds, Series 2004A, 5.000%, 8/01/24 – AMBAC Insured	2/14 at 100.00	A+	2,015,460
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,500,375
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
2,500	5.000%, 12/15/29	No Opt. Call	A3	2,467,425
2,500	5.000%, 12/15/30	No Opt. Call	A3	2,454,800
800	5.000%, 12/15/32	No Opt. Call	A3	775,920
55,080	Total Texas			61,302,932
	Utah – 0.8% (0.5% of Total Investments)
3,615	Utah Transit Authority, Sales Tax Revenue Bonds, Tender Option Bond Trust R-11752, 12.852%, 6/15/27 – AGM Insured (IF)	6/18 at 100.00	AAA	4,051,294
	Washington – 9.2% (6.3% of Total Investments)
10,355	King County School District 403 Renton, Washington, General Obligation Bonds, Series 2012, 5.000%, 12/01/19	No Opt. Call	AA+	12,374,536
8,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	8,240,960
1,665	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.461%, 7/01/32 – AGM Insured (IF) (5)	7/17 at 100.00	AA+	1,912,402
1,970	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,024,746
10,000	Washington State, General Obligation Refunding Bonds, Various Purpose Series 2012R-13A, 5.000%, 7/01/21	No Opt. Call	AA+	11,965,600
21,510	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/28 – NPFG Insured (UB)	No Opt. Call	AA+	12,281,565
53,500	Total Washington			48,799,809
	West Virginia – 1.0% (0.7% of Total Investments)
5,110	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	5,253,438
	Wisconsin – 3.6% (2.5% of Total Investments)
1,635	Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004, 5.000%, 11/01/26 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	1,713,611
3,390	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 4.500%, 2/15/40	2/22 at 100.00	A–	3,040,591
11,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/32	6/22 at 100.00	A2	11,079,749
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35	5/21 at 100.00	A	1,330,938
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Three Pillars Senior Living Communities, Refunding Series 2013, 5.000%, 8/15/33	8/23 at 100.00	A–	999,300
1,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1	1,042,540
19,275	Total Wisconsin			19,206,729

Nuveen Investments	31

NQI	Nuveen Quality Municipal Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.6% (0.4% of Total Investments)
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
$1,000	5.500%, 12/01/27	12/21 at 100.00	BBB	$1,050,950
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB	1,063,390
1,315	Wyoming Community Development Authority, Housing Revenue Bonds, 2012 Series 1, 4.375%, 12/01/32 (Alternative Minimum Tax)	12/21 at 100.00	AA+	1,236,994
3,315	Total Wyoming			3,351,334
$849,225	Total Municipal Bonds (cost $763,875,107)			780,239,351

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$585	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$105,201
166	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	22,259
$751	Total Corporate Bonds (cost $29,729)				127,460
	Total Long-Term Investments (cost $763,904,836)				780,366,811
	Floating Rate Obligations – (7.2)%				(37,920,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (45.4)% (8)				(240,400,000)
	Other Assets Less Liabilities – 5.2%				27,335,564
	Net Assets Applicable to Common Shares – 100%				$529,382,375

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

32	Nuveen Investments

NIO
Nuveen Municipal Opportunity Fund, Inc.
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 153.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 153.2% (100.0% of Total Investments)
	Alabama – 1.3% (0.8% of Total Investments)
$10,500	Birmingham Waterworks and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2007A, 4.500%, 1/01/43 – BHAC Insured	1/17 at 100.00	AA+	$10,087,245
10,195	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 1997A, 5.375%, 2/01/27 – FGIC Insured (4)	2/14 at 100.00	Ca	7,391,375
20,695	Total Alabama			17,478,620
	Arizona – 3.4% (2.2% of Total Investments)
4,230	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	4,000,057
5,545	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	AA–	5,566,736
	Arizona State University, Certificates of Participation, Resh Infrastructure Projects, Series 2005A:
2,000	5.000%, 9/01/25 – AMBAC Insured	3/15 at 100.00	AA–	2,102,940
2,000	5.000%, 9/01/27 – AMBAC Insured	3/15 at 100.00	AA–	2,080,620
1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3	1,050,850
3,000	Arizona State, Certificates of Participation, Department of Administration Series 2010B, 5.000%, 10/01/29 – AGC Insured	4/20 at 100.00	AA–	3,111,450
1,000	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/22 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA (5)	1,032,410
5,200	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032-11034, 15.045%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	Aa2	4,919,200
1,150	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/27 – NPFG Insured	7/14 at 100.00	AA+	1,175,760
13,490	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	14,368,064
5,000	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/41 – FGIC Insured	7/15 at 100.00	AA+	5,107,600
2,000	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2013A, 5.250%, 8/01/33	8/23 at 100.00	Baa1	1,993,740
45,615	Total Arizona			46,509,427
	Arkansas – 0.2% (0.1% of Total Investments)
2,660	Arkansas State University, Student Fee Revenue Bonds, Beebe Campus, Series 2006, 5.000%, 9/01/35 – AMBAC Insured	9/15 at 100.00	A1	2,736,156
	California – 18.9% (12.4% of Total Investments)
5,600	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	4,452,560
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
30	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	31,571
200	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (5)	210,472
3,470	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	3,651,689
25	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	26,309
140	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (5)	147,330
2,655	5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	2,794,016

Nuveen Investments	33

NIO	Nuveen Municipal Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	$2,974,590
710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	719,734
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
3,220	9.293%, 2/15/20 (IF) (6)	No Opt. Call	AA–	3,219,485
1,275	9.293%, 2/15/20 (IF) (6)	No Opt. Call	AA–	1,274,796
1,215	9.285%, 2/15/20 (IF) (6)	No Opt. Call	AA–	1,214,805
10,150	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	10,464,650
3,500	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	A1	3,701,810
5,750	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Subordinated Revenue Bonds, Series 2005A, 5.000%, 6/01/27 – NPFG Insured	6/15 at 100.00	AAA	6,050,093
10,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2	9,832,800
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
13,620	4.500%, 6/01/27	6/17 at 100.00	B	11,648,914
5,290	5.000%, 6/01/33	6/17 at 100.00	B	4,077,797
1,520	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,481,970
5,600	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa2	3,623,536
2,740	Los Angeles Harbors Department, California, Revenue Bonds, Series 2006A, 5.000%, 8/01/22 – FGIC Insured (Alternative Minimum Tax)	8/16 at 102.00	AA	3,062,224
3,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	3,308,130
5,720	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	2,731,929
5,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	4,130,308
	Poway Redevelopment Agency, California, Tax Allocation Bonds, Paguay Redevelopment Project, Series 2001:
15,000	5.200%, 6/15/30 – AMBAC Insured	12/13 at 100.00	N/R	14,999,550
6,000	5.125%, 6/15/33 – AMBAC Insured	12/13 at 100.00	N/R	5,901,240
2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	A	2,050,140
6,000	Redlands Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2003, 5.000%, 7/01/26 – AGM Insured	1/14 at 100.00	AA–	6,019,500
2,970	Riverside Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 8/01/22 – AGM Insured	8/15 at 100.00	AA	3,194,294
510	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	508,292
2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,676,000
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,069,640
66,685	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/21 (ETM)	No Opt. Call	Aaa	56,524,207
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
31,615	5.250%, 1/15/30 – NPFG Insured	1/14 at 100.00	A	30,508,791
21,500	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	6,816,790

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$21,255	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	$19,135,026
11,250	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	A	12,544,763
6,785	Santa Clara Valley Water District, California, Water Revenue Bonds, Series 2006A, 3.750%, 6/01/25 – AGM Insured	6/16 at 100.00	Aa1	6,927,892
5,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	5,026,050
296,735	Total California			261,733,693
	Colorado – 4.9% (3.2% of Total Investments)
1,080	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	1,002,272
1,900	Aspen, Colorado, Sales Tax Revenue Bonds, Parks and Open Space, Series 2005B, 5.250%, 11/01/24 (Pre-refunded 11/01/15) – AGM Insured	11/15 at 100.00	Aa2 (5)	2,087,055
1,000	Colorado Department of Transportation, Certificates of Participation, Series 2004, 5.000%, 6/15/25 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	AA– (5)	1,030,250
550	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A–	557,700
7,415	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	7,461,418
4,950	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (5)	4,969,949
1,740	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2005B, 5.000%, 12/15/28 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa1 (5)	1,833,577
35,995	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	23,439,944
10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	A	4,922,400
4,520	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (5)	4,763,086
4,335	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA–	4,116,906
2,500	Summit County School District RE-1, Summit, Colorado, General Obligation Bonds, Series 2004B, 5.000%, 12/01/24 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	Aa2 (5)	2,630,450
8,500	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	A+	8,352,780
15	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	15,660
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
645	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (5)	692,382
340	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (5)	364,976
85,485	Total Colorado			68,240,805
	Connecticut – 0.2% (0.2% of Total Investments)
3,250	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Wesleyan University, Series 2010G, 5.000%, 7/01/39	7/20 at 100.00	AA	3,382,373
	District of Columbia – 0.4% (0.2% of Total Investments)
2,850	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	2,468,471
2,670	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.801%, 10/01/30 – AMBAC Insured (IF) (6)	10/16 at 100.00	AA+	2,750,394
5,520	Total District of Columbia			5,218,865

Nuveen Investments	35

NIO	Nuveen Municipal Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 17.6% (11.5% of Total Investments)
$1,250	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/24 – AMBAC Insured	9/15 at 100.00	A1	$1,338,100
1,275	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 – AMBAC Insured	10/14 at 100.00	A+	1,324,190
875	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	A1 (5)	913,115
6,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	6,122,580
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
5,110	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2	5,534,232
12,585	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2	13,102,621
1,500	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (5)	1,562,985
3,000	Collier County, Florida, Gas Tax Revenue Bonds, Series 2005, 5.000%, 6/01/22 – AMBAC Insured	6/15 at 100.00	AA–	3,181,290
	Dade County Housing Finance Authority, Florida, Multifamily Mortgage Revenue Bonds, Siesta Pointe Apartments Project, Series 1997A:
1,005	5.650%, 9/01/17 – AGM Insured (Alternative Minimum Tax)	3/14 at 100.00	AA+	1,007,643
1,890	5.750%, 9/01/29 – AGM Insured (Alternative Minimum Tax)	3/14 at 100.00	AA+	1,891,644
2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – NPFG Insured	2/15 at 100.00	A	2,544,100
2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 – AGM Insured	8/15 at 100.00	AA–	2,607,125
1,200	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	1,217,796
90	Florida Municipal Loan Council, Revenue Bonds, Series 2001A, 5.250%, 11/01/18	11/13 at 100.00	Baa1	90,248
1,915	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–	1,959,600
2,500	Hillsborough County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, University Community Hospital, Series 1994, 6.500%, 8/15/19 – NPFG Insured (ETM)	No Opt. Call	Aaa	2,989,850
1,000	Hillsborough County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2005A, 5.000%, 7/01/26 – NPFG Insured	7/15 at 100.00	Aa2	1,058,410
1,000	Hillsborough County, Florida, Revenue Refunding Bonds, Tampa Bay Arena, Series 2005, 5.000%, 10/01/25 – FGIC Insured	10/15 at 100.00	AA+	1,083,970
2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – NPFG Insured	7/15 at 100.00	A+	2,765,673
	Indian Trace Development District, Florida, Water Management Special Benefit Assessment Bonds, Series 2005:
1,645	5.000%, 5/01/25 – NPFG Insured	5/15 at 102.00	Baa1	1,719,699
1,830	5.000%, 5/01/27 – NPFG Insured	5/15 at 102.00	Baa1	1,902,377
1,500	JEA, Florida, Water and Sewerage System Revenue Bonds, Crossover Refunding Series 2007B, 5.000%, 10/01/24 – NPFG Insured	10/14 at 100.00	AA	1,562,400
4,665	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA–	4,835,739
1,230	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	A2	1,254,403
1,505	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/21 – AMBAC Insured	10/14 at 100.00	A–	1,555,177
1,000	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	1,005,410
3,000	Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%, 10/01/37 – NPFG Insured	10/17 at 100.00	Aa3	3,062,160

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A:
$3,200	5.000%, 10/01/30 (Alternative Minimum Tax)	No Opt. Call	A	$3,264,480
1,545	5.000%, 10/01/31 (Alternative Minimum Tax)	No Opt. Call	A	1,568,252
2,200	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002A, 5.125%, 10/01/35 – AGM Insured (Alternative Minimum Tax)	4/13 at 100.00	AA–	2,200,286
12,930	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005A, 5.000%, 6/01/32 – NPFG Insured	12/15 at 100.00	Aa3	13,085,419
5,320	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3	5,530,406
3,000	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 – AGM Insured	7/18 at 100.00	AA	3,088,020
2,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	AA–	2,366,480
6,655	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	6,764,874
	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 2005:
1,290	5.000%, 8/01/23 – NPFG Insured	8/15 at 102.00	A	1,342,439
2,145	5.000%, 8/01/29 – NPFG Insured	8/15 at 102.00	A	2,180,006
2,000	Okaloosa County, Florida, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 7/01/36 – AGM Insured	7/16 at 100.00	AA–	2,053,520
3,500	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	3,398,290
1,000	Orange County School Board, Florida, Certificates of Participation, Series 2007A, 5.000%, 8/01/27 – FGIC Insured	8/17 at 100.00	Aa2	1,087,900
2,500	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA–	2,623,150
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Series 2004:
2,500	5.000%, 4/01/21 – NPFG Insured	4/14 at 100.00	Aa3	2,547,375
7,820	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	Aa3	7,952,862
1,750	Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay Utility Corporation, Series 2003, 5.000%, 10/01/20 – NPFG Insured	4/14 at 100.00	Aa3	1,756,843
985	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Westlake Apartments Phase II, Series 2002, 5.150%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	986,093
2,150	Palm Beach County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/24 (Pre-refunded 8/01/14) – FGIC Insured	8/14 at 100.00	AA– (5)	2,228,045
3,000	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007E, 5.000%, 8/01/27 – NPFG Insured	8/17 at 100.00	AA–	3,245,400
8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	AA+	7,982,400
3,000	Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2006 Refunding, 5.000%, 10/01/36 - AGM Insured	4/16 at 100.00	AA	3,183,300
1,170	Polk County, Florida, Utility System Revenue Bonds, Series 2004A, 5.000%, 10/01/24 – FGIC Insured	10/14 at 100.00	Aa3	1,210,213
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	A	1,012,960
	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009:
5,450	5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–	5,894,884
8,500	5.000%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–	8,868,645
1,000	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2004, 5.000%, 9/01/21 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 100.00	AA– (5)	1,040,010

Nuveen Investments	37

NIO	Nuveen Municipal Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,895	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, General Obligation Bonds, Series 2005B, 5.000%, 6/01/25 – AMBAC Insured	6/15 at 100.00	Aa3	$2,004,891
4,260	Saint Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA– (5)	4,397,768
5,740	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (5)	6,759,654
2,185	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured	No Opt. Call	Aa2	2,305,896
	St. Lucie County, Florida, Utility System Revenue Refunding Bonds, Series 1993:
2,635	5.500%, 10/01/15 – FGIC Insured (ETM)	No Opt. Call	N/R (5)	2,790,887
1,200	5.500%, 10/01/21 – FGIC Insured (ETM)	No Opt. Call	N/R (5)	1,452,780
	St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional Sports Facility, Series 2003:
1,475	5.125%, 10/01/20 – AGM Insured	4/14 at 100.00	A1	1,480,856
1,555	5.125%, 10/01/21 – AGM Insured	4/14 at 100.00	A1	1,561,065
2,500	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,641,275
400	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	Aa2	415,324
1,500	Tampa, Florida, Healthcare System Revenue Bonds, Allegany Health System – St. Joseph’s Hospital, Series 1993, 5.125%, 12/01/23 – NPFG Insured (ETM)	12/13 at 100.00	Aaa	1,518,075
10,335	Tampa, Florida, Revenue Bonds, University of Tampa, Series 2006, 5.000%, 4/01/35 – CIFG Insured	4/16 at 100.00	A3	10,280,741
16,095	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A–	16,308,581
1,390	Venice, Florida, General Obligation Bonds, Series 2004, 5.000%, 2/01/24 – AMBAC Insured	2/14 at 100.00	AA+	1,406,207
4,275	Volusia County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/24 – AGM Insured	8/15 at 100.00	Aa3	4,546,762
2,000	Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/21 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA– (5)	2,087,860
12,000	Volusia County, Florida, School Board Certificates of Participation, Master Lease Program Series 2007, 5.000%, 8/01/32 – AGM Insured	8/17 at 100.00	Aa3	12,179,280
1,785	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	A2	1,872,411
235,000	Total Florida			243,665,402
	Georgia – 2.3% (1.5% of Total Investments)
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA– (5)	1,048,250
10,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	10,413,000
1,155	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA–	1,190,031
2,825	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	2,944,272
1,520	College Park Business and Industrial Development Authority, Georgia, Revenue Bonds, Public Safety Project, Series 2004, 5.250%, 9/01/23 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 102.00	AA– (5)	1,614,696
	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,695	5.250%, 5/01/19 – NPFG Insured	5/14 at 100.00	Aa3	1,734,934
1,135	5.250%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3	1,161,162
4,500	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3	4,567,545
5,295	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 4.250%, 11/15/42	No Opt. Call	Aa2	4,609,615
2,250	Gwinnett County Hospital Authority, Georgia, Revenue Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series 2007C, 5.500%, 7/01/39 – AGM Insured	7/19 at 100.00	A+	2,318,738
31,375	Total Georgia			31,602,243

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.0% (0.0% of Total Investments)
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
$250	6.625%, 7/01/33	7/23 at 100.00	BB+	$250,280
170	6.875%, 7/01/43	7/23 at 100.00	BB+	170,009
420	Total Hawaii			420,289
	Idaho – 0.9% (0.6% of Total Investments)
9,700	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A	9,691,464
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa3	1,094,170
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa3	1,165,291
11,765	Total Idaho			11,950,925
	Illinois – 9.8% (6.4% of Total Investments)
1,050	Bedford Park, Illinois, General Obligation Bonds, Series 2004A, 5.250%, 12/15/20 – AGM Insured	12/14 at 100.00	AA–	1,100,852
7,700	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–	7,804,566
7,200	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A	7,661,952
10,000	Chicago, Illinois, Water Revenue Bonds, Refunding Second Lien Series 2012-2, 5.000%, 11/01/42	11/22 at 100.00	AA	9,939,400
3,400	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36 (WI/DD, Settling 11/01/13)	11/23 at 100.00	A2	3,431,246
7,095	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	7,166,589
6,160	De Witt, Ford, Livingston, Logan, Mc Lean and Tazewell Community College District 540, Illinois, General Obligation Bonds, Series 2007, 3.000%, 12/01/26 – AGM Insured	12/17 at 100.00	Aa2	5,414,455
3,295	Illinois Educational Facilities Authority, Revenue Bonds, Robert Morris College, Series 2000, 5.800%, 6/01/30 – NPFG Insured	12/13 at 100.00	Baa1	3,296,713
5,750	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	A–	5,366,418
2,315	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	2,318,102
1,265	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,305,594
6,720	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	7,209,014
14,965	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	15,080,979
	Illinois State, General Obligation Bonds, Refunding Series 2012:
3,160	5.000%, 8/01/21	No Opt. Call	A–	3,431,855
1,225	5.000%, 8/01/22	No Opt. Call	A–	1,320,023
2,740	5.000%, 8/01/23	No Opt. Call	A–	2,940,376
1,055	5.000%, 8/01/24	8/22 at 100.00	A–	1,110,145
270	5.000%, 8/01/25	8/22 at 100.00	A–	280,997
1,425	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	1,433,379
5,405	Illinois Toll Highway Authority, State Toll Highway Authority Revenue Bonds, Series 2006A-1, 5.000%, 1/01/24 – AGM Insured	7/16 at 100.00	AA–	5,880,424
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 17.917%, 1/01/21 (IF) (6)	No Opt. Call	AA–	1,419,050

Nuveen Investments	39

NIO	Nuveen Municipal Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
$20,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	$3,046,600
15,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	2,139,300
20,045	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA	5,514,380
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861:
5,000	15.175%, 6/15/18 (IF) (6)	No Opt. Call	AAA	5,324,150
5,920	13.677%, 6/15/42 (IF) (6)	6/20 at 100.00	AAA	5,312,075
	Schaumburg, Illinois, General Obligation Bonds, Series 2004B:
4,260	5.000%, 12/01/22 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AAA	4,481,776
2,365	5.000%, 12/01/23 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AAA	2,488,122
4,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A+	2,202,000
	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
930	7.000%, 12/01/21 – AGM Insured	12/20 at 100.00	AA–	1,127,774
1,035	7.000%, 12/01/22 – AGM Insured	12/20 at 100.00	AA–	1,246,492
1,155	7.000%, 12/01/23 – AGM Insured	12/20 at 100.00	AA–	1,378,493
1,065	7.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA–	1,228,222
2,085	7.250%, 12/01/29 – AGM Insured	12/20 at 100.00	AA–	2,389,577
2,295	7.250%, 12/01/30 – AGM Insured	12/20 at 100.00	AA–	2,611,435
178,745	Total Illinois			135,402,525
	Indiana – 6.6% (4.3% of Total Investments)
19,235	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	18,848,569
3,450	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	3,196,632
14,760	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	13,526,212
5,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B., 5.000%, 12/01/37	12/20 at 100.00	Aa2	4,999,800
11,200	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A (5)	11,997,552
8,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	8,558,225
5,000	Indianapolis Local Public Improvement Bond Bank Bonds, Indiana, PILOT Infrastructure Project Revenue Bonds, Series 2010F, 5.000%, 1/01/35 – AGM Insured	1/20 at 100.00	AA	5,324,000
20,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/28 – AMBAC Insured	No Opt. Call	AA	11,030,200
9,615	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	10,152,959
1,340	Monroe-Gregg Grade School Building Corporation, Morgan County, Indiana, First Mortgage Bonds, Series 2004, 5.000%, 1/15/25 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+ (5)	1,353,413
1,500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	1,503,825
99,600	Total Indiana			90,491,387
	Iowa – 1.3% (0.8% of Total Investments)
10,000	Iowa Finance Authority, Health Facilities Revenue Bonds, UnityPoint Health Project, Series 2013A, 5.250%, 2/15/44	2/23 at 100.00	Aa3	10,198,100

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
$1,910	5.375%, 6/01/38	6/15 at 100.00	B+	$1,474,787
1,010	5.500%, 6/01/42	6/15 at 100.00	B+	778,235
430	5.625%, 6/01/46	6/15 at 100.00	B+	332,231
5,600	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	4,697,952
18,950	Total Iowa			17,481,305
	Kansas – 0.7% (0.4% of Total Investments)
2,055	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/23 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 101.00	AA– (5)	2,158,449
	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:
2,145	5.000%, 9/01/27 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A2 (5)	2,231,572
4,835	5.000%, 9/01/29 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A2 (5)	5,030,141
9,035	Total Kansas			9,420,162
	Kentucky – 2.4% (1.6% of Total Investments)
3,870	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/20 (Pre-refunded 6/01/14) – NPFG Insured	6/14 at 100.00	Aa3 (5)	3,979,792
5,170	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	5,502,896
	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
3,860	5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA–	4,505,315
10,000	5.250%, 2/01/24 – AGC Insured	2/19 at 100.00	AA–	11,432,100
7,500	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B, 5.000%, 7/01/25 – AMBAC Insured	7/16 at 100.00	AA+	8,197,650
30,400	Total Kentucky			33,617,753
	Louisiana – 4.5% (2.9% of Total Investments)
3,330	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–	3,535,461
3,025	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	A+ (5)	3,178,519
4,175	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A (5)	4,308,642
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,400	5.000%, 5/01/25 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (5)	2,570,520
4,415	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (5)	4,728,686
5,000	5.000%, 5/01/27 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (5)	5,355,250
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
3,300	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	3,311,550
35,725	4.500%, 5/01/41 – NPFG Insured (UB)	5/16 at 100.00	Aa1	35,335,598
38	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-1, 16.045%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	36,662
61,408	Total Louisiana			62,360,888
	Maine – 0.2% (0.1% of Total Investments)
2,015	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1	2,004,059
	Maryland – 0.4% (0.2% of Total Investments)
5,345	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+	5,111,049

Nuveen Investments	41

NIO	Nuveen Municipal Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 3.6% (2.4% of Total Investments)
$4,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	$4,713,480
3,225	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	2,776,467
5,330	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Tender Option Bond Trust 2010-20W, 13.551%, 12/15/34 (IF) (6)	12/19 at 100.00	AAA	6,690,749
11,000	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (5)	11,926,310
15,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (5)	15,128,250
7,255	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (6)	2/17 at 100.00	AA+	7,294,395
1,500	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.375%, 11/01/20 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AA (5)	1,578,210
47,810	Total Massachusetts			50,107,861
	Michigan – 3.4% (2.2% of Total Investments)
5,490	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 6.000%, 5/01/29 – AGM Insured (UB)	No Opt. Call	Aa2	5,802,107
1,695	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,564,807
6,000	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 – NPFG Insured (4)	4/14 at 100.00	A	5,659,980
2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 0.320%, 7/01/32 (7)	1/14 at 100.00	A	1,406,236
3,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	2,981,550
8,260	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/41	10/21 at 100.00	Aa3	8,442,050
11,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	Aa2	10,860,850
10,000	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.250%, 12/01/25 – NPFG Insured	12/13 at 100.00	A	10,000,200
47,445	Total Michigan			46,717,780
	Minnesota – 0.9% (0.6% of Total Investments)
5,450	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Health Services, Series 2008B, 6.500%, 11/15/38 – AGC Insured	11/18 at 100.00	AA–	6,255,129
5,020	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	5,951,361
10,470	Total Minnesota			12,206,490
	Missouri – 0.7% (0.5% of Total Investments)
5,250	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Heartland Regional Medical Center, Series 2012, 5.000%, 2/15/43	2/22 at 100.00	A1	5,311,793
4,125	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/29 – NPFG Insured	No Opt. Call	A	4,511,760
9,375	Total Missouri			9,823,553
	Montana – 0.2% (0.1% of Total Investments)
3,000	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Series 2011A, 5.750%, 1/01/31 – AGM Insured	1/21 at 100.00	AA–	3,230,190
	Nebraska – 2.9% (1.9% of Total Investments)
5,635	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	5,588,117

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska (continued)
$27,125	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – NPFG Insured (UB) (6)	9/17 at 100.00	AA	$27,437,751
5,000	Municipal Energy Agency of Nebraska, Power Supply System Revenue and Refunding Bonds, Series 2009A, 5.375%, 4/01/39 – BHAC Insured	4/19 at 100.00	AA+	5,356,800
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2005A, 5.000%, 1/01/25 (Pre-refunded 7/01/15) – AGM Insured	7/15 at 100.00	AA– (5)	1,077,810
38,760	Total Nebraska			39,460,478
	Nevada – 3.6% (2.4% of Total Investments)
7,000	Clark County School District, Nevada, General Obligation Bonds, Refunding Series 2005A, 5.000%, 6/15/19 – FGIC Insured	6/15 at 101.00	AA–	7,517,370
3,500	Clark County School District, Nevada, General Obligation Bonds, Series 2004B, 5.000%, 6/15/18 – AGM Insured	6/14 at 100.00	AA–	3,601,080
3,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–	3,256,980
16,840	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	17,439,167
7,370	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	A+	7,563,905
10,285	Henderson, Nevada, General Obligation Bonds, Sewer Series 2004, 5.000%, 6/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA (5)	10,817,043
47,995	Total Nevada			50,195,545
	New Jersey – 4.4% (2.9% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
2,000	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	2,084,720
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,344,883
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
3,850	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	3,958,301
3,850	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	3,954,374
5,900	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	6,013,516
26,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	30,588,480
3,320	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA–	3,470,628
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
4,750	4.500%, 6/01/23	6/17 at 100.00	B1	4,410,660
1,545	4.625%, 6/01/26	6/17 at 100.00	B1	1,334,478
1,470	4.750%, 6/01/34	6/17 at 100.00	B2	1,070,072
1,330	Washington Township Board of Education, Mercer County, New Jersey, General Obligation Bonds, Series 2005, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	Aa3	1,603,674
56,265	Total New Jersey			60,833,786
	New Mexico – 1.3% (0.8% of Total Investments)
3,660	San Juan County, New Mexico, Gross Receipts Tax Revenue Bonds, Refunding Subordinate Series 2005, 5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A+	3,886,188
13,600	University of New Mexico, System Improvement Subordinated Lien Revenue Bonds, Series 2007A, 5.000%, 6/01/36 – AGM Insured	6/17 at 100.00	AA	14,196,632
17,260	Total New Mexico			18,082,820
	New York – 7.5% (4.9% of Total Investments)
1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	1,964,074

Nuveen Investments	43

NIO	Nuveen Municipal Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$7,225	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Cornell University, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	Aa1	$7,723,959
3,335	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	3,514,656
3,720	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,524,291
12,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	13,548,625
6,900	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	6,518,154
2,500	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	2,564,425
3,025	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.500%, 8/15/40	2/21 at 100.00	Aa2	3,220,657
2,615	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	2,999,300
85	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 – AMBAC Insured	9/15 at 100.00	AA	91,848
4,915	New York City, New York, General Obligation Bonds, Fiscal Series 2005F-1, 5.000%, 9/01/21 (Pre-refunded 9/01/15) – AMBAC Insured	9/15 at 100.00	Aa2 (5)	5,338,378
10,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA	10,584,200
5,000	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/26 – AMBAC Insured	1/15 at 100.00	A1	5,226,850
14,000	New York State Thruway Authority, General Revenue Bonds, Series 2005G, 5.000%, 1/01/30 – AGM Insured	7/15 at 100.00	AA–	14,614,320
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
1,000	5.000%, 3/15/23 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	1,018,160
5,000	5.000%, 3/15/25 (Pre-refunded 3/15/14) – FGIC Insured	3/14 at 100.00	AAA	5,090,800
3,650	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	3,889,039
4,655	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	4,038,352
4,155	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2002E, 5.000%, 11/15/32 – NPFG Insured	11/13 at 100.00	A+	4,166,468
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
2,135	5.000%, 11/15/28	No Opt. Call	A+	2,345,532
2,025	0.000%, 11/15/31	No Opt. Call	A+	858,276
1,540	0.000%, 11/15/32	No Opt. Call	A+	616,447
101,860	Total New York			103,456,811
	North Carolina – 1.9% (1.2% of Total Investments)
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,115	5.000%, 5/01/22 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (5)	2,166,331
2,575	5.000%, 5/01/26 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (5)	2,637,495
10,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	10,230,800
4,715	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	4,722,968

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A:
$3,205	5.000%, 5/01/23 – AMBAC Insured	5/15 at 100.00	Aa3	$3,364,192
3,295	5.000%, 5/01/24 – AMBAC Insured	5/15 at 100.00	Aa3	3,458,663
25,905	Total North Carolina			26,580,449
	North Dakota – 0.9% (0.6% of Total Investments)
4,200	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	4,141,788
	Grand Forks, North Dakota, Sales Tax Revenue Bonds, Alerus Project, Series 2005A:
2,195	5.000%, 12/15/22 – NPFG Insured	12/15 at 100.00	Aa3	2,361,140
1,355	5.000%, 12/15/23 – NPFG Insured	12/15 at 100.00	Aa3	1,453,426
3,000	5.000%, 12/15/24 – NPFG Insured	12/15 at 100.00	Aa3	3,210,088
1,890	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	1,857,020
12,640	Total North Dakota			13,023,462
	Ohio – 7.7% (5.1% of Total Investments)
1,730	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	1,731,747
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
1,930	5.000%, 5/01/33	5/22 at 100.00	AA–	1,979,717
2,755	4.000%, 5/01/33	5/22 at 100.00	AA–	2,468,232
2,420	5.000%, 5/01/42	5/22 at 100.00	AA–	2,428,325
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
12,565	5.125%, 6/01/24	6/17 at 100.00	B–	10,739,306
350	5.875%, 6/01/30	6/17 at 100.00	B	285,079
11,575	5.750%, 6/01/34	6/17 at 100.00	B	9,063,225
1,860	5.875%, 6/01/47	6/17 at 100.00	B	1,444,867
2,650	Cleveland State University, Ohio, General Receipts Bonds, Series 2004, 5.250%, 6/01/24 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	A+ (5)	2,729,023
2,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/25 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA (5)	2,109,960
2,385	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/22 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	N/R (5)	2,451,518
6,000	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	6,020,640
2,205	Hamilton City School District, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Baa1	2,332,162
19,595	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	19,093,956
6,425	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38 (UB)	1/23 at 100.00	AA	6,576,437
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
2,000	17.265%, 1/01/38 (IF) (6)	1/23 at 100.00	AA	2,188,560
1,725	17.265%, 1/01/38 (IF) (6)	1/23 at 100.00	AA	1,887,633
1,250	17.265%, 1/01/38 (IF) (6)	1/23 at 100.00	AA	1,367,850
625	17.265%, 1/01/38 (IF) (6)	1/23 at 100.00	AA	683,925
1,750	17.258% 1/01/38 (IF) (6)	1/23 at 100.00	AA	1,914,902
390	17.199%, 1/01/38 (IF) (6)	1/23 at 100.00	AA	426,621

Nuveen Investments	45

NIO	Nuveen Municipal Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007:
$4,380	5.250%, 12/01/27 – AGM Insured	No Opt. Call	A2	$4,954,043
6,000	5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	6,643,140
9,235	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	2/23 at 100.00	BB+	7,210,965
3,000	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (5)	3,012,210
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
2,000	5.750%, 12/01/32	12/22 at 100.00	N/R	1,941,300
1,320	6.000%, 12/01/42	12/22 at 100.00	N/R	1,286,273
2,000	University of Akron, Ohio, General Receipts Bonds, Federally Taxable Build America Bonds, Series 2010B, 5.000%, 1/01/29 – AGM Insured	1/20 at 100.00	AA–	2,103,779
112,120	Total Ohio			107,075,395
	Oklahoma – 2.8% (1.8% of Total Investments)
	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
3,500	5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	3,730,195
7,500	5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	7,889,025
	Oklahoma City Water Utilities Trust, Oklahoma, Water and Sewer Revenue Bonds, Series 2010:
1,000	5.375%, 7/01/40	7/21 at 100.00	AAA	1,097,570
1,500	5.000%, 7/01/40	7/21 at 100.00	AAA	1,595,070
250	Oklahoma Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1987A, 7.997%, 8/01/18 (Alternative Minimum Tax)	No Opt. Call	AA+	255,305
20,495	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	19,576,619
4,880	University of Oklahoma, Student Housing Revenue Bonds, Series 2004, 5.000%, 7/01/22 – AMBAC Insured	7/14 at 100.00	Aa3	5,020,934
39,125	Total Oklahoma			39,164,718
	Oregon – 0.5% (0.3% of Total Investments)
2,535	Oregon Department of Administrative Services, Certificates of Participation, Series 2005A, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA (5)	2,714,326
4,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Series 2011A, 5.250%, 4/01/31	4/21 at 100.00	AAA	4,456,440
6,535	Total Oregon			7,170,766
	Pennsylvania – 5.8% (3.8% of Total Investments)
2,165	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2010, 5.000%, 6/01/40 – AGM Insured	12/20 at 100.00	AA–	2,215,445
7,925	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA–	8,595,693
8,665	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	8,464,925
5,250	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	5,421,045
1,565	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	1,653,172
1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A	1,879,182
11,530	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA–	11,330,070

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$2,625	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	$2,812,530
1,300	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	1,102,530
10,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA–	10,089,200
7,055	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA–	7,179,803
5,180	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	5,414,861
6,335	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005B, 5.000%, 2/15/30 – AGM Insured	8/15 at 100.00	Aa2	6,638,573
	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005:
3,285	5.000%, 1/15/22 – AGM Insured	1/16 at 100.00	AA–	3,584,756
3,450	5.000%, 1/15/23 – AGM Insured	1/16 at 100.00	AA–	3,760,052
78,130	Total Pennsylvania			80,141,837
	Puerto Rico – 0.7% (0.5% of Total Investments)
2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/30 (Pre-refunded 7/01/15) – SYNCORA GTY Insured	7/15 at 100.00	AA+ (5)	2,698,025
445	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/19 – FGIC Insured	1/14 at 100.00	BBB	370,725
1,550	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	1,478,173
36,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	5,519,520
40,495	Total Puerto Rico			10,066,443
	Rhode Island – 1.0% (0.7% of Total Investments)
2,195	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.750%, 7/01/25 – NPFG Insured	1/14 at 100.00	A	2,200,268
1,405	Rhode Island Health & Educational Building Corporation, Higher Education Auxiliary Enterprise Revenue Bonds, Series 2004A, 5.500%, 9/15/24 (Pre-refunded 9/15/14) – AMBAC Insured	9/14 at 100.00	A1 (5)	1,470,234
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
250	6.125%, 6/01/32	12/13 at 100.00	BBB+	247,933
10,690	6.250%, 6/01/42	12/13 at 100.00	BBB–	10,411,739
14,540	Total Rhode Island			14,330,174
	South Carolina – 4.4% (2.9% of Total Investments)
14,650	Anderson County School District 5, South Carolina, General Obligation Bonds, Series 2008, Trust 1181, 9.726%, 8/01/15 – AGM Insured (IF)	No Opt. Call	Aa1	16,735,867
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
2,000	5.250%, 8/15/22 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	A (5)	2,078,440
2,605	5.250%, 8/15/23 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	A (5)	2,707,168
2,385	5.250%, 8/15/25 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	A (5)	2,478,540
4,500	Saint Peters Parish/Jasper County Public Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, County Office Building Projects, Series 2011A, 5.250%, 4/01/44 – AGC Insured	4/21 at 100.00	AA–	4,613,625
4,100	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2013, 4.000%, 2/01/28	2/23 at 100.00	A	4,095,367
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	1,388,200

Nuveen Investments	47

NIO	Nuveen Municipal Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
$16,250	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2007A, 4.500%, 10/01/34 – SYNCORA GTY Insured	10/16 at 100.00	A1	$16,097,250
10,250	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	10,458,690
57,990	Total South Carolina			60,653,147
	Tennessee – 0.2% (0.1% of Total Investments)
2,660	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	2,660,745
	Texas – 8.5% (5.5% of Total Investments)
4,405	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	4,595,296
12,700	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	12,257,151
9,035	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	9,020,634
4,330	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013- 9A, 17.943%, 4/01/53 (IF)	10/23 at 100.00	AA+	4,211,142
25,000	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/13 at 100.00	A	24,998,250
	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A:
4,000	5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	4,103,080
5,000	5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	5,127,200
6,700	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	6,775,442
60	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2001A, 5.000%, 5/15/21	11/13 at 100.00	A1	60,194
8,425	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	8,705,045
24,330	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding and Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA	25,089,095
1,750	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/30	No Opt. Call	A3	1,718,360
7,600	Waco Health Facilities Development Corporation, Texas, Hillcrest Health System Project, FHA Insured Mortgage Revenue Bonds, Series 2006A, 5.000%, 8/01/31 (Pre-refunded 8/01/16) – NPFG Insured	8/16 at 100.00	A (5)	8,542,476
1,840	Ysleta Independent School District Public Facility Corporation, Texas, Lease Revenue Refunding Bonds, Series 2001, 5.375%, 11/15/24 – AMBAC Insured	11/13 at 100.00	AA–	1,884,804
115,175	Total Texas			117,088,169
	Utah – 1.2% (0.8% of Total Investments)
15,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/32 – AGM Insured (UB) (6)	6/18 at 100.00	AAA	16,036,500
	Virginia – 1.9% (1.3% of Total Investments)
10,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2012A, 5.000%, 5/15/40	5/22 at 100.00	AA+	10,166,600
1,035	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A, 5.250%, 12/15/20 (Pre-refunded 6/15/14) – AGM Insured	6/14 at 100.00	AA+ (5)	1,067,654
985	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–	1,004,227
15	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (5)	18,071
48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$5,740	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	$5,239,242
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
1,740	0.000%, 7/01/32	No Opt. Call	BBB–	551,563
2,465	0.000%, 7/01/33	No Opt. Call	BBB–	725,745
960	0.000%, 7/01/34	No Opt. Call	BBB–	263,482
1,330	0.000%, 7/01/35	No Opt. Call	BBB–	343,845
2,300	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	2,096,795
5,030	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	5,033,018
31,600	Total Virginia			26,510,242
	Washington – 6.8% (4.4% of Total Investments)
10,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Series 1999, 4.750%, 2/01/28 – FGIC Insured	2/14 at 100.00	AAA	10,124,000
2,500	Grant County Public Utility District 2, Washington, Revenue Bonds, Wanapum Hydroelectric Development, Series 2005A, 5.000%, 1/01/29 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA (5)	2,639,900
3,500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2004, 5.000%, 10/01/24 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AA+ (5)	3,681,055
7,500	King County, Washington, General Obligation Sewer Bonds, Series 2009, Trust 1W, 9.549%, 1/01/39 – AGC Insured (IF) (6)	1/19 at 100.00	Aa1	9,058,200
17,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	17,512,040
4,345	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.461%, 7/01/32 – AGM Insured (IF) (6)	7/17 at 100.00	AA+	4,990,624
11,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2005A, 5.000%, 3/01/35 – NPFG Insured	3/15 at 100.00	Aa3	11,066,220
3,375	Snohomish County Public Utility District 1, Washington, Generation System Revenue Bonds, Series 1989, 6.650%, 1/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa	3,769,234
	Tacoma, Washington, Solid Waste Utility Revenue Refunding Bonds, Series 2006:
3,890	5.000%, 12/01/24 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,336,105
4,085	5.000%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,514,170
4,290	5.000%, 12/01/26 – SYNCORA GTY Insured	12/16 at 100.00	AA	4,628,395
2,510	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	2,608,718
6,540	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	6,572,438
5,945	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.526%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	8,091,442
86,480	Total Washington			93,592,541
	West Virginia – 2.4% (1.6% of Total Investments)
10,000	West Virginia Economic Development Authority, State Lottery Revenue Bonds, Series 2010A, 5.000%, 6/15/40	6/20 at 100.00	AAA	10,224,500
22,400	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	23,028,766
32,400	Total West Virginia			33,253,266
	Wisconsin – 2.0% (1.3% of Total Investments)
8,460	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	8,937,736
5,090	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	5,074,476

Nuveen Investments	49

NIO	Nuveen Municipal Opportunity Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$10,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	$10,517,843
290	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 – FGIC Insured	5/14 at 100.00	AA	297,056
2,600	Wisconsin State, General Obligation Bonds, Series 2004-3, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	Aa2 (5)	2,666,507
26,740	Total Wisconsin			27,493,618
$2,221,793	Total Municipal Bonds (cost $2,068,429,740)			2,117,784,712

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$557	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$100,269
159	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	21,214
$716	Total Corporate Bonds (cost $28,336)				121,483
	Total Long-Term Investments (cost $2,068,458,076)				2,117,906,195
	Floating Rate Obligations – (6.8)%				(94,673,333)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (48.3)% (9)				(667,200,000)
	Other Assets Less Liabilities – 1.9%				26,619,601
	Net Assets Applicable to Common Shares – 100%				$1,382,652,463

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

50	Nuveen Investments

NVG
Nuveen Dividend Advantage Municipal Income Fund
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 138.6% (96.8% of Total Investments)
	MUNICIPAL BONDS – 138.3% (96.6% of Total Investments)
	Alaska – 0.5% (0.4% of Total Investments)
$3,035	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	$2,318,163
	Arizona – 1.5% (1.1% of Total Investments)
6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	6,536,100
	California – 17.9% (12.5% of Total Investments)
2,000	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	1,590,200
6,160	Alhambra Unified School District, Los Angeles County, California, General Obligation Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/30 – AGC Insured	No Opt. Call	AA–	2,577,406
	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A:
1,485	5.000%, 10/01/26 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	Aa3 (4)	1,619,036
1,565	5.000%, 10/01/27 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	Aa3 (4)	1,706,257
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA	9,915,300
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
855	9.293%, 2/15/20 (IF) (5)	No Opt. Call	AA–	854,863
375	9.293%, 2/15/20 (IF) (5)	No Opt. Call	AA–	374,940
340	9.285%, 2/15/20 (IF) (5)	No Opt. Call	AA–	339,946
14,345	Corona-Norco Unified School District, Riverside County, California, General Obligation Bonds, Capital Appreciation, Election 2006 Refunding Series 2009C, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	Aa2	3,275,681
	El Rancho Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2010 Series 2011A:
2,615	0.000%, 8/01/31 – AGM Insured	8/28 at 100.00	A1	1,678,673
3,600	0.000%, 8/01/34 – AGM Insured	8/28 at 100.00	A1	2,262,312
2,425	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	2,484,243
18,665	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	18,590,900
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,110	4.500%, 6/01/27	6/17 at 100.00	B	2,659,921
1,570	5.000%, 6/01/33	6/17 at 100.00	B	1,210,235
1,000	5.750%, 6/01/47	6/17 at 100.00	B	771,520
365	5.125%, 6/01/47	6/17 at 100.00	B	255,818
1,990	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/25 – AGM Insured	No Opt. Call	Aa2	1,214,378
	Oceanside Unified School District, San Diego County, California, General Obligation Bonds, Series 2009A:
5,905	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–	3,267,768
2,220	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA–	1,069,973
2,675	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	2,124,726

Nuveen Investments	51

NVG	Nuveen Dividend Advantage Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,150	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/28 – AGM Insured	10/25 at 100.00	AA–	$3,872,531
160	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	159,464
	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A:
1,000	3.000%, 6/15/25 – AGM Insured	6/17 at 100.00	Aa2	987,320
1,180	3.000%, 6/15/26 – AGM Insured	6/17 at 100.00	Aa2	1,140,553
6,820	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	6,139,773
4,275	Sequoia Union High School District, San Mateo County, California, General Obligation Bonds, Series 2006, 3.500%, 7/01/29 – AGM Insured	7/14 at 102.00	Aa1	4,004,051
1,690	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	1,785,620
102,540	Total California			77,933,408
	Colorado – 7.5% (5.2% of Total Investments)
16,655	Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds, Platte Valley Medical Center, Series 2005, 5.000%, 8/01/24 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 100.00	A (4)	18,012,049
750	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	722,963
2,225	Colorado Department of Transportation, Revenue Anticipation Bonds, Series 2004A, 5.000%, 12/15/16 (Pre-refunded 12/15/14) – FGIC Insured	12/14 at 100.00	Aa2 (4)	2,345,150
170	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A–	172,380
1,610	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	1,620,079
17,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	9,690,510
38,410	Total Colorado			32,563,131
	District of Columbia – 1.9% (1.3% of Total Investments)
900	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	779,517
6,805	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 4.500%, 4/01/42 – AMBAC Insured	4/17 at 100.00	A–	6,340,287
935	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.801%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	963,153
8,640	Total District of Columbia			8,082,957
	Florida – 6.7% (4.7% of Total Investments)
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	3,061,290
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
165	5.250%, 12/01/17	12/13 at 100.00	A	165,559
100	5.250%, 12/01/18	12/13 at 100.00	A	100,305
	Florida Municipal Loan Council, Revenue Bonds, Series 2003B:
580	5.250%, 12/01/17 (Pre-refunded 12/01/13)	12/13 at 100.00	A (4)	582,459
730	5.250%, 12/01/17 (Pre-refunded 12/01/13)	12/13 at 100.00	A (4)	733,095
575	5.250%, 12/01/17 (Pre-refunded 12/01/13)	12/13 at 100.00	A (4)	577,421
255	5.250%, 12/01/17 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	A (4)	256,081
370	5.250%, 12/01/18 (Pre-refunded 12/01/13)	12/13 at 100.00	A (4)	371,569
470	5.250%, 12/01/18 (Pre-refunded 12/01/13)	12/13 at 100.00	A (4)	471,993
380	5.250%, 12/01/18 (Pre-refunded 12/01/13)	12/13 at 100.00	A (4)	381,600
160	5.250%, 12/01/18 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	A (4)	160,678

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$5,825	JEA, Florida, Electric System Revenue Bonds, Series Three 2013B, 5.000%, 10/01/38	10/18 at 100.00	Aa2	$5,958,160
2,335	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 5.375%, 10/01/32 – AGM Insured (Alternative Minimum Tax)	8/21 at 100.00	AA–	2,420,461
1,545	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/31 – AGM Insured	2/21 at 100.00	AA–	1,693,892
1,505	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/31 (Alternative Minimum Tax)	No Opt. Call	A	1,527,650
2,400	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,458,896
5,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	5,392,909
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	728,205
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	986,400
1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	1,054,380
28,445	Total Florida			29,083,003
	Georgia – 8.0% (5.6% of Total Investments)
6,925	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2	7,262,040
5,000	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012B, 5.000%, 1/01/29	No Opt. Call	A+	5,374,000
8,980	Atlanta, Georgia, Airport Passenger Facilities Charge Revenue Bonds, Refunding Series 2004C, 5.000%, 1/01/33 – AGM Insured	7/14 at 100.00	AA–	9,157,355
1,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004, 5.000%, 11/01/22 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	AA– (4)	1,048,250
1,690	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 4.250%, 11/15/42	No Opt. Call	Aa2	1,471,246
7,000	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36	2/18 at 100.00	AAA	7,569,240
1,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/27	10/22 at 100.00	Baa2	1,050,420
1,710	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,718,807
33,305	Total Georgia			34,651,358
	Guam – 0.0% (0.0% of Total Investments)
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	155,853
	Hawaii – 1.2% (0.8% of Total Investments)
5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A2	5,110,550
	Idaho – 1.7% (1.2% of Total Investments)
2,955	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A	2,952,400
	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
3,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa3	3,282,510
1,130	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa3	1,236,412
7,085	Total Idaho			7,471,322

Nuveen Investments	53

NVG	Nuveen Dividend Advantage Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 10.3% (7.2% of Total Investments)
$3,600	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A	$3,830,976

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

2,500	0.000%, 2/01/33	2/21 at 100.00	AA	794,500
2,000	0.000%, 2/01/34	2/21 at 100.00	AA	588,560
2,845	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	2,873,706
480	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003C, 5.250%, 10/01/22 (Pre-refunded 1/01/14) – AGM Insured	1/14 at 100.00	Aa3 (4)	481,862
1,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	1,001,340
5,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	5,038,750
3,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	3,514,315
	Illinois State, General Obligation Bonds, Refunding Series 2012:
635	5.000%, 8/01/21	No Opt. Call	A–	689,629
310	5.000%, 8/01/22	No Opt. Call	A–	334,047
685	5.000%, 8/01/23	No Opt. Call	A–	735,094
1,265	5.000%, 8/01/24	8/22 at 100.00	A–	1,331,122
4,000	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/28	3/14 at 100.00	A–	3,987,560
455	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	457,675
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
25,000	0.000%, 6/15/44 – AGM Insured	No Opt. Call	AAA	4,078,000
17,465	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	2,660,443
3,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3861, 13.677%, 6/15/42 (IF) (5)	6/20 at 100.00	AAA	2,992,529
3,900	Rosemont, Illinois, General Obligation Bonds, Series 2011A, 5.600%, 12/01/35 – AGM Insured	12/20 at 100.00	AA–	4,061,538
5,000	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.250%, 12/01/34 (Pre-refunded 12/01/14) – FGIC Insured	12/14 at 100.00	AAA	5,273,850
82,975	Total Illinois			44,725,496
	Indiana – 5.9% (4.1% of Total Investments)
2,890	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	2,831,940
1,050	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	972,888
5,370	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.250%, 1/01/51 (Alternative Minimum Tax)	7/23 at 100.00	BBB	4,921,122
1,850	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	1,904,927
6,035	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A (4)	6,464,752
3,215	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	3,237,023
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	5,279,750
25,410	Total Indiana			25,612,402

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 0.7% (0.5% of Total Investments)
$480	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	$440,064
450	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	346,739
2,800	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	2,348,976
3,730	Total Iowa			3,135,779
	Kansas – 0.8% (0.6% of Total Investments)
3,500	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	3,525,620
	Kentucky – 1.4% (1.0% of Total Investments)
2,415	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009, 5.250%, 2/01/20 – AGC Insured	2/19 at 100.00	AA–	2,818,740
3,350	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	A+	3,353,317
5,765	Total Kentucky			6,172,057
	Louisiana – 5.5% (3.8% of Total Investments)
1,175	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	1,083,515
1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–	1,061,700
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA–	5,282,000
1,225	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A (4)	1,264,212
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
6,000	5.000%, 5/01/36 – AGM Insured	No Opt. Call	Aa1	6,286,980
770	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	772,695
8,270	4.500%, 5/01/41 – NPFG Insured (UB)	5/16 at 100.00	Aa1	8,179,857
3	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006, Residuals 660-3, 16.013%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	3,188
23,443	Total Louisiana			23,934,147
	Maine – 1.0% (0.7% of Total Investments)
4,000	Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004, 5.250%, 7/01/30 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA– (4)	4,136,280
	Maryland – 0.2% (0.1% of Total Investments)
825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health Issue, Series 2013A, 4.000%, 8/15/41	8/23 at 100.00	A2	675,576
	Massachusetts – 2.7% (1.9% of Total Investments)
4,500	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2004A, 5.000%, 7/01/28 (Pre-refunded 7/01/14)	7/14 at 100.00	AA+ (4)	4,646,430
1,000	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	1,047,440
1,000	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	860,920
2,775	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	2,790,068
2,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+ (4)	2,630,250
11,775	Total Massachusetts			11,975,108

Nuveen Investments	55

NVG	Nuveen Dividend Advantage Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan – 3.8% (2.7% of Total Investments)
$1,055	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/31 – AGM Insured	5/17 at 100.00	Aa2	$1,103,804
1,290	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,190,915
3,230	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	Aa2	3,229,871
4,000	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	4,378,679
1,000	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	993,850
2,855	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	Aa2	2,818,882
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
275	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	311,605
1,225	5.000%, 12/01/31 (UB)	12/16 at 100.00	Aa2	1,241,697
1,250	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	1,254,550
16,180	Total Michigan			16,523,853
	Minnesota – 0.5% (0.3% of Total Investments)
1,980	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	2,088,643
	Missouri – 0.4% (0.3% of Total Investments)
1,600	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/19 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA– (4)	1,627,248
	Nebraska – 2.5% (1.8% of Total Investments)
6,360	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2005, 5.000%, 9/01/32 (Pre-refunded 9/01/15)	9/15 at 100.00	AA (4)	6,903,780
3,900	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Subordinate Lien Series 2007AA, 4.500%, 2/01/27 – FGIC Insured	No Opt. Call	AA–	4,026,867
10,260	Total Nebraska			10,930,647
	Nevada – 2.5% (1.7% of Total Investments)
2,350	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–	2,551,301
6,745	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	6,984,987
1,300	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	1,330,004
10,395	Total Nevada			10,866,292
	New Jersey – 3.9% (2.7% of Total Investments)
7,690	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34 (Pre-refunded 6/15/14)	6/14 at 100.00	Aaa	7,958,535
1,900	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A, 5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	1,936,556
280	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	291,808
2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	2,540,999
1,200	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	1,411,776
200	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.169%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	220,266

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$1,080	4.500%, 6/01/23	6/17 at 100.00	B1	$1,002,845
2,025	4.750%, 6/01/34	6/17 at 100.00	B2	1,474,079
16,525	Total New Jersey			16,836,864
	New Mexico – 0.5% (0.3% of Total Investments)
2,080	New Mexico Finance Authority, State Transportation Revenue Bonds, Senior Lien Series 2004A, 5.250%, 6/15/16 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	AAA	2,146,165
	New York – 5.4% (3.7% of Total Investments)
1,120	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	1,170,086
3,660	Dormitory Authority of the State of New York, Revenue Bonds, Mental Health Services Facilities Improvements, Series 2005B, 5.000%, 2/15/23 – AMBAC Insured	2/15 at 100.00	AA–	3,835,168
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.543%, 2/15/33 (IF)	2/19 at 100.00	AAA	2,251,160
1,335	13.532%, 2/15/33 (IF)	2/19 at 100.00	AAA	1,502,489
850	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	902,020
3,090	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	2,927,435
940	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	1,013,649
2,400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	2,267,184
1,575	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,615,588
2,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	2,022,640
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	489,158
1,435	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA–	1,645,888
1,340	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	1,162,490
450	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A, 5.000%, 11/15/28	No Opt. Call	A+	494,375
22,675	Total New York			23,299,330
	North Carolina – 0.6% (0.4% of Total Investments)
2,150	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	2,148,388
540	Oak Island, North Carolina, Enterprise System Revenue Bonds, Series 2009A, 6.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	584,280
2,690	Total North Carolina			2,732,668
	North Dakota – 0.1% (0.1% of Total Investments)
630	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	619,007
	Ohio – 5.5% (3.8% of Total Investments)
2,455	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	2,457,480

Nuveen Investments	57

NVG	Nuveen Dividend Advantage Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
$770	5.000%, 5/01/33	5/22 at 100.00	AA–	$789,835
1,640	4.000%, 5/01/33	5/22 at 100.00	AA–	1,469,292
985	5.000%, 5/01/42	5/22 at 100.00	AA–	988,388
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
860	5.125%, 6/01/24	6/17 at 100.00	B–	735,042
710	5.875%, 6/01/30	6/17 at 100.00	B	578,302
3,665	5.750%, 6/01/34	6/17 at 100.00	B	2,869,695
2,115	5.875%, 6/01/47	6/17 at 100.00	B	1,642,953
1,870	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	1,876,433
4,650	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/28 – AGM Insured	No Opt. Call	A2	5,238,551
2,765	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/48	2/23 at 100.00	BB+	2,158,995
1,290	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	1,301,804
1,240	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36	2/31 at 100.00	A+	764,175
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
600	5.750%, 12/01/32	12/22 at 100.00	N/R	582,390
420	6.000%, 12/01/42	12/22 at 100.00	N/R	409,269
26,035	Total Ohio			23,862,604
	Oklahoma – 0.6% (0.4% of Total Investments)
2,375	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A+	2,412,573
	Oregon – 0.7% (0.5% of Total Investments)
3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA	3,201,390
	Pennsylvania – 5.1% (3.6% of Total Investments)
1,050	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	1,084,209
1,995	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	2,005,113
4,690	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012A, 5.000%, 7/01/19	No Opt. Call	Aaa	5,615,288
4,125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA–	4,053,473
1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	1,125,012
6,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	5,851,680
400	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	339,240
2,000	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/19 – AGM Insured (UB)	1/16 at 100.00	AA–	2,184,340
21,310	Total Pennsylvania			22,258,355
	Puerto Rico – 1.0% (0.7% of Total Investments)
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
435	5.000%, 7/01/33	7/22 at 100.00	BBB–	322,957
575	5.250%, 7/01/42	7/22 at 100.00	BBB–	421,757

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
$1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	$1,168,234
8,480	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	1,542,258
5,035	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	771,966
15,750	Total Puerto Rico			4,227,172
	Rhode Island – 1.1% (0.8% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
820	6.125%, 6/01/32	12/13 at 100.00	BBB+	813,219
4,310	6.250%, 6/01/42	12/13 at 100.00	BBB–	4,197,811
5,130	Total Rhode Island			5,011,030
	South Carolina – 4.1% (2.9% of Total Investments)
3,340	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/19 (Pre-refunded 12/01/13)	12/13 at 100.00	AA (4)	3,354,061
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006:
6,000	5.000%, 12/01/24	12/16 at 100.00	AA	6,620,820
1,950	5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA	2,081,918
1,000	Scago Educational Facilities Corporation, South Carolina, Installment Purchase Revenue Bonds, Spartanburg County School District 5, Series 2005, 5.000%, 4/01/21 (Pre-refunded 10/01/15) – AGM Insured	10/15 at 100.00	AA– (4)	1,089,150
1,310	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	1,338,807
3,330	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	3,397,799
16,930	Total South Carolina			17,882,555
	Tennessee – 1.5% (1.1% of Total Investments)
1,595	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	1,595,447
	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004:
1,495	5.000%, 10/01/19 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA (4)	1,561,034
1,455	5.000%, 10/01/20 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA (4)	1,519,267
1,955	5.000%, 10/01/21 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA (4)	2,041,352
6,500	Total Tennessee			6,717,100
	Texas – 8.0% (5.6% of Total Investments)
3,300	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	3,184,929
2,700	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	2,695,707
1,140	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013-9A, 17.943%, 4/01/53 (IF)	10/23 at 100.00	AA+	1,108,707
1,545	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.683%, 11/01/41 (IF) (5)	11/21 at 100.00	AA+	1,715,228
4,080	Harris County, Texas, General Obligation Toll Road Revenue Bonds, Tender Option Bond Trust 3418, 14.286%, 8/15/27 – AGM Insured (IF)	No Opt. Call	AAA	5,832,646
1,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/24 – FGIC Insured	5/14 at 100.00	AA	1,025,770
2,820	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	2,913,737
3,220	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	3,293,158
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
2,590	0.000%, 9/01/43	9/31 at 100.00	AA+	1,788,602
3,910	0.000%, 9/01/45	9/31 at 100.00	AA+	2,969,723

Nuveen Investments	59

NVG	Nuveen Dividend Advantage Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$7,700	Tarrant Regional Water District, Texas, Water Revenue Bonds, Refunding and Improvement Series 2012, 5.000%, 3/01/52	3/22 at 100.00	AAA	$7,940,240
355	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	344,315
34,360	Total Texas			34,812,762
	Utah – 2.2% (1.5% of Total Investments)
3,700	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	3,772,483
4,865	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008, Tender Option Bond Trust 1193, 13.530%, 12/15/15 – AGM Insured (IF)	No Opt. Call	AAA	5,804,675
8,565	Total Utah			9,577,158
	Vermont – 1.9% (1.3% of Total Investments)
7,840	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 – NPFG Insured	10/15 at 100.00	Aa3	8,216,085
	Virginia – 0.7% (0.5% of Total Investments)
1,795	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	1,638,404
2,050	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B, 0.000%, 7/01/32	No Opt. Call	BBB–	649,830
700	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	638,155
4,545	Total Virginia			2,926,389
	Washington – 7.6% (5.3% of Total Investments)
5,265	Energy Northwest, Washington Public Power, Nine Canyon Wind Project Revenue Bonds, Series 2006A, 4.500%, 7/01/30 – AMBAC Insured	7/16 at 100.00	A	5,280,477
5,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	5,131,099
2,340	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/31	8/22 at 100.00	Aa3	2,493,386
2,200	Snohomish County School District 2, Everett, Washington, General Obligation Bonds, Series 2003B, 5.000%, 6/01/17 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AA+ (4)	2,208,954
10,000	University of Washington, General Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/37 – AMBAC Insured (UB)	6/17 at 100.00	Aaa	10,493,200
750	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	779,498
1,925	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	1,934,548
3,335	Washington State, General Obligation Bonds, Series 2009, Trust 1212, 13.526%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+	4,539,102
30,815	Total Washington			32,860,264
	West Virginia – 1.8% (1.3% of Total Investments)
7,800	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	8,018,946
	Wisconsin – 0.9% (0.6% of Total Investments)
1,530	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	1,525,332
2,220	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,266,951
3,750	Total Wisconsin			3,792,283
$673,753	Total Municipal Bonds (cost $585,965,504)			601,245,693

60	Nuveen Investments

Shares	Description (1), (6)	Value
	INVESTMENT COMPANIES – 0.3% (0.2% of Total Investments)
8,134	BlackRock MuniHoldings Fund Inc.	$124,206
13,600	BlackRock MuniEnhanced Fund Inc.	142,256
7,920	Dreyfus Strategic Municipal Fund	62,251
3,500	DWS Municipal Income Trust	42,490
9,500	Invesco Advantage Municipal Income Fund II	100,320
9,668	Invesco Quality Municipal Income Trust	110,312
28,980	Invesco VK Investment Grade Municipal Trust	353,846
26,280	PIMCO Municipal Income Fund II	293,022
	Total Investment Companies (cost $1,353,712)	1,228,703
	Total Long-Term Investments (cost $587,319,216)	602,474,396

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 4.5% (3.2% of Total Investments)
	MUNICIPAL BONDS – 4.5% (3.2% of Total Investments)
	Missouri – 1.0% (0.7% of Total Investments)
$4,465	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 0.510%, 7/01/22 (7)	No Opt. Call	A-2	$4,465,000
	North Carolina – 1.5% (1.1% of Total Investments)
6,590	Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 11023, 0.110%, 12/01/14 (7)	No Opt. Call	A-1	6,590,000
	Tennessee – 2.0% (1.4% of Total Investments)
8,655	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 08-29, 0.100%, 3/01/16 (7)	No Opt. Call	A-1	8,655,000
$19,710	Total Short-Term Investments (cost $19,710,000)			19,710,000
	Total Investments (cost $607,029,216) – 143.1%			622,184,396
	Floating Rate Obligations – (4.3)%			(18,803,334)
	MuniFund Term Preferred Shares, at Liquidation Value – (24.8)% (8)			(108,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (21.3)% (9)			(92,500,000)
	Other Assets Less Liabilities – 7.3%			31,969,516
	Net Assets Applicable to Common Shares – 100%			$434,850,578

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
A copy of the most recent financial statements for the investment companies in which the Fund invests can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(8)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 17.4%.
(9)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 14.9%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	61

NEA
Nuveen AMT-Free Municipal Income Fund
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS 148.8% (99.7% of Total Investments)
	MUNICIPAL BONDS – 148.8% (99.7% of Total Investments)
	Alabama – 1.6% (1.1% of Total Investments)
$1,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$1,007,820
2,200	Auburn, Alabama, General Obligation Warrants, Series 2005, 5.000%, 8/01/30 (Pre-refunded 8/01/15) – AMBAC Insured	8/15 at 100.00	AA+ (4)	2,380,928
5,475	Colbert County-Northwest Health Care Authority, Alabama, Revenue Bonds, Helen Keller Hospital, Series 2003, 5.750%, 6/01/27	6/14 at 100.00	Ba2	4,983,674
3,750	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2005A, 5.000%, 6/01/24 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1 (4)	4,027,988
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	4/14 at 100.00	A	1,284,625
1,040	5.000%, 4/01/23 – NPFG Insured	4/14 at 100.00	A	952,276
2,590	Montgomery Water and Sewerage Board, Alabama, Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 3/01/25 (Pre-refunded 3/01/15) – AGM Insured	3/15 at 100.00	AAA	2,754,437
17,450	Total Alabama			17,391,748
	Alaska – 0.2% (0.1% of Total Investments)
2,540	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	1,940,077
	Arizona – 4.8% (3.2% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	BBB	1,380,634
2,455	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	AA–	2,464,624
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–	3,002,496
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA–	3,680,775
7,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	7,914,300
	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005:
4,370	4.750%, 7/01/25 – NPFG Insured	7/15 at 100.00	AAA	4,654,443
12,365	4.750%, 7/01/27 – NPFG Insured (UB)	7/15 at 100.00	AAA	12,997,593
	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	7,129,796
5,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	5,412,150
3,530	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,552,557
49,525	Total Arizona			52,189,368
	Arkansas – 1.6% (1.0% of Total Investments)
5,745	Arkansas Development Finance Authority, State Facility Revenue Bonds, Donaghey Plaza Project, Series 2004, 5.250%, 6/01/25 (Pre-refunded 6/01/14) – AGM Insured	6/14 at 100.00	AA– (4)	5,915,971
4,020	Northwest Community College District, Arkansas, General Obligation Bonds, Series 2005, 5.000%, 5/15/23 – AMBAC Insured	5/15 at 100.00	A+	4,256,657

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arkansas (continued)
	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B:
$2,000	5.000%, 11/01/27 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	Aa2 (4)	$2,096,160
2,000	5.000%, 11/01/28 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	Aa2 (4)	2,096,160
2,480	University of Arkansas, Monticello Campus, Revenue Bonds, Series 2005, 5.000%, 12/01/35 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	Aa2 (4)	2,490,094
16,245	Total Arkansas			16,855,042
	California – 20.1% (13.5% of Total Investments)
22,880	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	A	8,319,626
2,735	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.250%, 4/01/53	4/23 at 100.00	A+	2,783,245
	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC:
20	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	21,047
110	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa1 (4)	115,760
1,870	5.000%, 12/01/24 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	1,967,913
10	5.000%, 12/01/26 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	10,524
50	5.000%, 12/01/26 (Pre-refunded 12/01/14)	12/14 at 100.00	Aa1 (4)	52,618
940	5.000%, 12/01/26 (Pre-refunded 12/01/14)	12/14 at 100.00	AAA	989,218
1,300	California Educational Facilities Authority, Revenue Bonds, Occidental College, Series 2005A, 5.000%, 10/01/33 (Pre-refunded 10/01/15) – NPFG Insured	10/15 at 100.00	Aa3 (4)	1,417,338
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A:
2,000	5.000%, 8/15/51	8/22 at 100.00	AA	1,983,060
3,000	5.000%, 8/15/51 (UB) (5)	8/22 at 100.00	AA	2,974,590
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	537,266
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series 2012A, 5.000%, 11/15/40	11/21 at 100.00	AA–	1,730,281
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
1,285	9.293%, 2/15/20 (IF) (5)	No Opt. Call	AA–	1,284,794
525	9.293%, 2/15/20 (IF) (5)	No Opt. Call	AA–	524,916
485	9.285%, 2/15/20 (IF) (5)	No Opt. Call	AA–	484,922
5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Capital East End Project, Series 2002A, 5.000%, 12/01/27 – AMBAC Insured	12/13 at 100.00	A2	5,011,800
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	4/14 at 100.00	A1	5,063
7,495	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA+ (4)	7,646,999
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	11,435,400
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,895	5.250%, 7/01/30	7/15 at 100.00	BBB–	3,898,077
5,000	5.250%, 7/01/35	7/15 at 100.00	BBB–	4,700,950
5,000	5.000%, 7/01/39	7/15 at 100.00	BBB–	4,447,600
2,910	Cathedral City Public Financing Authority, California, Tax Allocation Bonds, Housing Set-Aside, Series 2002D, 5.000%, 8/01/26 – NPFG Insured	8/14 at 100.00	A	2,918,526
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – NPFG Insured (ETM)	No Opt. Call	AA+ (4)	3,274,743
1,665	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38	8/23 at 100.00	Aa1	1,754,211
1,005	Folsom Cordova Unified School District, Sacramento County, California, General Obligation Bonds, School Facilities Improvement District 2, Series 2004B, 5.000%, 10/01/26 – AGM Insured	10/14 at 100.00	AA–	1,042,547

Nuveen Investments	63

NEA	Nuveen AMT-Free Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$31,375	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/34 – NPFG Insured	1/14 at 30.18	A	$8,333,514
1,735	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,777,386
15,065	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	15,005,192
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
8,790	4.500%, 6/01/27	6/17 at 100.00	B	7,517,911
3,990	5.000%, 6/01/33	6/17 at 100.00	B	3,075,692
250	5.125%, 6/01/47	6/17 at 100.00	B	175,218
3,040	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2	2,077,141
2,355	La Verne-Grand Terrace Housing Finance Agency, California, Single Family Residential Mortgage Revenue Bonds, Series 1984A, 10.250%, 7/01/17 (ETM)	No Opt. Call	Aaa	2,789,027
6,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2012B, 5.000%, 7/01/43	7/22 at 100.00	AA–	6,208,620
4,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/24 – FGIC Insured	7/16 at 100.00	Aa2	4,410,840
3,545	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	1,693,127
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AA (4)	4,530,378
5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	A	5,868,750
	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B:
1,745	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	1,962,933
1,490	5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	AAA	1,671,169
	Plumas County, California, Certificates of Participation, Capital Improvement Program, Series 2003A:
1,130	5.250%, 6/01/19 – AMBAC Insured	6/14 at 100.00	A	1,143,594
1,255	5.250%, 6/01/21 – AMBAC Insured	6/14 at 100.00	A	1,271,541
7,510	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	Aaa	9,702,394
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28	No Opt. Call	AA–	832,122
1,000	Rim of the World Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011C, 5.000%, 8/01/38 – AGM Insured	8/21 at 100.00	AA–	1,024,450
390	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	392,262
735	Sacramento City Financing Authority, California, Capital Improvement Revenue Bonds, Solid Waste and Redevelopment Projects, Series 1999, 5.800%, 12/01/19 – AMBAC Insured	12/13 at 100.00	N/R	736,103
7,170	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa	9,198,895
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB	2,484,743
	San Diego County, California, Certificates of Participation, Edgemoor Facility Project and Regional System, Series 2005:
1,675	5.000%, 2/01/24 – AMBAC Insured	2/15 at 100.00	AA+	1,753,541
720	5.000%, 2/01/25 – AMBAC Insured	2/15 at 100.00	AA+	752,472
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,069,640

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
$29,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	A	$9,875,660
3,825	0.000%, 1/15/32 – NPFG Insured	No Opt. Call	A	1,212,755
23,900	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	6,627,231
4,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	8/14 at 100.00	A	4,075,640
12,580	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	A	11,325,271
4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Aaa	3,568,277
1,055	Turlock Irrigation District, California, Certificates of Participation, Series 2003A, 5.000%, 1/01/28 – NPFG Insured	1/14 at 100.00	A+	1,056,034
3,600	Ventura County Community College District, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/28 – NPFG Insured	8/15 at 100.00	AA	3,803,688
3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 – AGM Insured	8/21 at 100.00	AA–	4,394,403
294,045	Total California			217,730,648
	Colorado – 8.6% (5.8% of Total Investments)
	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003:
4,300	5.500%, 12/01/23 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AA– (4)	4,319,264
3,750	5.500%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AA– (4)	3,766,800
1,450	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Series 2004, 5.250%, 8/15/24 – SYNCORA GTY Insured	8/14 at 100.00	A	1,472,200
3,405	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2003, 5.250%, 12/01/23 – SYNCORA GTY Insured	12/13 at 100.00	A	3,409,392
7,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 15.431%, 10/01/41 – AGM Insured (IF) (5)	4/18 at 100.00	AA–	7,654,500
425	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A–	430,950
5,000	Colorado Health Facilities Authority, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	5,017,500
2,915	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 5.000%, 12/01/27 – AGM Insured	12/22 at 100.00	AA–	3,186,561
4,835	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	4,865,267
16,095	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R (4)	16,159,863
	Denver School District 1, Colorado, General Obligation Bonds, Series 2004:
1,000	5.000%, 12/01/18 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2 (4)	1,004,060
125	5.000%, 12/01/18 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	AA+ (4)	125,509
35,285	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	13,834,896
2,900	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	863,562
4,405	Garfield, Eagle and Pitkin Counties School District RE-1, Roaring Fork, Colorado, General Obligation Bonds, Series 2005A, 5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	4,642,870
	Jefferson County School District R1, Colorado, General Obligation Bonds, Series 2004:
2,500	5.000%, 12/15/22 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	2,634,450
5,125	5.000%, 12/15/23 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	5,400,623
4,065	5.000%, 12/15/24 (Pre-refunded 12/15/14) – AGM Insured	12/14 at 100.00	Aa2 (4)	4,283,616
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	2,838,000

Nuveen Investments	65

NEA	Nuveen AMT-Free Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$1,390	Teller County School District RE-2, Woodland Park, Colorado, General Obligation Bonds, Series 2004, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	Aa2 (4)	$1,462,655
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	A+	3,930,720
25	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	Aa2	26,100
	University of Colorado, Enterprise System Revenue Bonds, Series 2005:
1,285	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	1,379,396
690	5.000%, 6/01/30 (Pre-refunded 6/01/15) – FGIC Insured	6/15 at 100.00	Aa2 (4)	740,687
115,110	Total Colorado			93,449,441
	Delaware – 0.3% (0.2% of Total Investments)
3,250	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	BBB–	2,887,723
	District of Columbia – 1.2% (0.8% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BBB–	1,082,663
10,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 0.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A–	7,207,008
7,000	Metropolitan Washington Airports Authority, District of Columbia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–	1,794,520
2,395	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.801%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	2,467,113
20,795	Total District of Columbia			12,551,304
	Florida – 8.9% (5.9% of Total Investments)
1,000	Bay County, Florida, Water System Revenue Bonds, Series 2005, 5.000%, 9/01/25 – AMBAC Insured	9/15 at 100.00	A1	1,069,160
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	11,224,730
	Clay County, Florida, Utility System Revenue Bonds, Series 2007:
1,500	5.000%, 11/01/27 – AGM Insured (UB)	11/17 at 100.00	Aa2	1,624,530
3,000	5.000%, 11/01/32 – AGM Insured (UB)	11/17 at 100.00	Aa2	3,123,390
400	Collier County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/23 (Pre-refunded 10/01/14) – NPFG Insured	10/14 at 100.00	AA– (4)	416,796
500	Flagler County, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.000%, 10/01/30 – NPFG Insured	10/15 at 100.00	A	507,415
50	Florida Housing Finance Agency, GNMA Collateralized Home Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%, 11/01/17	No Opt. Call	AA+	54,056
2,100	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23	2/15 at 100.00	A	2,185,365
185	Florida Municipal Loan Council, Revenue Bonds, Series 2005A, 5.000%, 2/01/23 (Pre-refunded 2/01/15)	2/15 at 100.00	A (4)	195,847
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2929, 17.349%, 12/01/16 – AGC Insured (IF) (5)	No Opt. Call	AAA	2,994,225
2,240	FSU Financial Assistance Inc., Florida, General Revenue Bonds, Educational and Athletic Facilities Improvements, Series 2004, 5.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A1	2,333,856
350	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–	358,152
180	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) – NPFG Insured	11/15 at 100.00	AA– (4)	196,893
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A1	417,528
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2	1,631,301
66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,730	Lee County, Florida, Transportation Facilities Revenue Bonds, Series 2004B, 5.000%, 10/01/22 – AMBAC Insured	10/14 at 100.00	A–	$1,786,069
500	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A, 5.000%, 4/01/32 – NPFG Insured	4/17 at 100.00	A	502,705
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	AA–	1,323,468
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	AA–	10,290,400
6,350	Miami-Dade County School Board, Florida, Certificates of Participation, Series 2006A, 5.000%, 11/01/31 – AGM Insured	11/16 at 100.00	AA+	6,632,448
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA–	4,079,480
5,720	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	Aa2	5,957,609
1,850	Miami-Dade County, Florida, Subordinate Special Obligation Refunding Bonds Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	1,895,399
3,175	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	3,230,658
500	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/22 – AGM Insured	No Opt. Call	AA–	591,620
5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	5,865,263
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	728,205
3,335	Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	AA–	3,475,370
1,095	Palm Bay, Florida, Utility System Revenue Bonds, Series 2004, 5.250%, 10/01/20 – NPFG Insured	10/14 at 100.00	Aa3	1,142,216
1,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	A	1,012,960
480	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA–	519,182
4,000	Saint Lucie County School Board, Florida, Certificates of Participation, Master Lease Program, Series 2004A, 5.000%, 7/01/24 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	AA– (4)	4,129,360
1,730	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/24 (Pre-refunded 10/01/14) – AMBAC Insured	10/14 at 100.00	A+ (4)	1,805,359
2,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/28 – NPFG Insured	10/15 at 100.00	AA	2,108,760
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 – AGC Insured	10/19 at 100.00	Aa2	1,245,972
7,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	No Opt. Call	A–	7,822,444
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 – AGM Insured	10/21 at 100.00	AA–	1,567,005
92,540	Total Florida			96,045,196
	Georgia – 2.6% (1.8% of Total Investments)
2,700	Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	2,824,767
6,950	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	7,089,904
3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA–	3,123,900
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	1,599,808
4,000	Cobb County Development Authority, Georgia, Parking Revenue Bonds, Kennesaw State University, Series 2004, 5.000%, 7/15/24 – NPFG Insured	7/14 at 100.00	A1	4,128,000

Nuveen Investments	67

NEA	Nuveen AMT-Free Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$1,410	DeKalb County, Georgia, Water and Sewer Revenue Bonds, Series 2006A, 5.000%, 10/01/35 – AGM Insured	10/16 at 100.00	Aa2	$1,454,909
1,075	Greene County Development Authority, Georgia, Health System Revenue Bonds, Catholic Health East Issue, Series 2012, 4.250%, 11/15/42	No Opt. Call	Aa2	935,852
2,805	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36	2/18 at 100.00	AAA	3,033,103
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+	1,624,442
2,615	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	2,628,467
27,440	Total Georgia			28,443,152
	Hawaii – 0.0% (0.0% of Total Investments)
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A:
200	6.625%, 7/01/33	7/23 at 100.00	BB+	200,224
125	6.875%, 7/01/43	7/23 at 100.00	BB+	125,006
325	Total Hawaii			325,230
	Idaho – 0.2% (0.1% of Total Investments)
2,345	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A	2,342,936
	Illinois – 12.9% (8.7% of Total Investments)
4,000	Bolingbrook, Illinois, General Obligation Refunding Bonds, Series 2002B, 0.000%, 1/01/34 – FGIC Insured	No Opt. Call	Aa3	1,313,240
4,345	Chicago Board of Education, Illinois, General Obligation Lease Certificates, Series 1992A, 6.250%, 1/01/15 – NPFG Insured	No Opt. Call	A	4,458,578
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA–	3,805,725
13,100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA–	13,277,898
1,450	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A	1,543,032
4,735	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	AA	4,782,776
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,650	5.125%, 12/01/20 – AGM Insured (ETM)	12/14 at 100.00	A2 (4)	1,705,407
1,475	5.125%, 12/01/23 – AGM Insured (ETM)	12/14 at 100.00	A2 (4)	1,513,453
	Cook County School District 145, Arbor Park, Illinois, General Obligation Bonds, Series 2004:
1,635	5.125%, 12/01/20 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	A2 (4)	1,722,342
1,465	5.125%, 12/01/23 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	A2 (4)	1,543,260
21,860	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3	20,403,031
2,050	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002, 5.500%, 11/01/36 (WI/DD, Settling 11/01/13)	11/23 at 100.00	A2	2,068,840
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	A–	3,919,818
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	No Opt. Call	AA	5,026,727
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	2,584,575
1,015	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	1,047,571
3,560	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA–	3,819,061

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	$1,041,920
9,510	Illinois Finance Authority, Revenue Bonds, The University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	Aa1	9,583,703
5,045	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A, 6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA– (4)	5,782,226
1,950	Illinois Health Facilities Authority, Revenue Refunding Bonds, SSM Healthcare System, Series 1992AA, 6.550%, 6/01/14 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	2,022,813
6,500	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.000%, 2/01/35 – FGIC Insured	2/17 at 100.00	A+	6,526,585
	Illinois State, General Obligation Bonds, Series 2012A:
2,500	5.000%, 3/01/25	3/22 at 100.00	A–	2,604,500
4,500	5.000%, 3/01/27	3/22 at 100.00	A–	4,567,095
1,125	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	A–	1,131,615
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	5,177,650
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52 (UB) (5)	6/22 at 100.00	AAA	4,825,800
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA	5,026,890
20,000	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AAA	2,852,400
5,725	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 6/15/27 – NPFG Insured	6/22 at 101.00	AAA	5,079,850
5,010	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	3,634,705
3,500	Schaumburg, Illinois, General Obligation Bonds, Series 2004B, 5.000%, 12/01/41 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AAA	3,682,210
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 – AGM Insured	12/20 at 100.00	AA–	2,186,773
189,230	Total Illinois			140,262,069
	Indiana – 6.3% (4.2% of Total Investments)
	Hamilton County Public Building Corporation, Indiana, First Mortgage Bonds, Series 2004:
2,105	5.000%, 8/01/23 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	Aaa	2,181,601
2,215	5.000%, 8/01/24 (Pre-refunded 8/01/14) – AGM Insured	8/14 at 100.00	Aaa	2,295,604
6,970	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	6,829,973
1,500	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	1,389,840
10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38 (UB)	12/19 at 100.00	Aa2	10,385,200
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,074,900
3,075	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	3,166,297
2,045	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	A (4)	2,190,624
8,310	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	8,366,924
	Indiana University, Parking Facility Revenue Bonds, Series 2004:
1,015	5.250%, 11/15/19 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa	1,068,470
1,060	5.250%, 11/15/20 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa	1,115,841
1,100	5.250%, 11/15/21 (Pre-refunded 11/15/14) – AMBAC Insured	11/14 at 100.00	Aaa	1,157,948

Nuveen Investments	69

NEA	Nuveen AMT-Free Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$9,255	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	$6,069,151
	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A:
3,000	5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA–	3,167,850
5,000	5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA–	5,279,750
1,000	Metropolitan School District Steuben County K-5 Building Corporation, Indiana, First Mortgage Bonds, Series 2003, 5.250%, 1/15/21 – AGM Insured	7/14 at 102.00	AA–	1,053,470
7,860	Saint Joseph County Hospital Authority, Indiana, Revenue Bonds, Beacon Health System Obligated Group, Series 2013C, 4.000%, 8/15/44	8/23 at 100.00	AA–	6,419,026
500	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007, 5.800%, 9/01/47	9/17 at 100.00	N/R	501,275
71,010	Total Indiana			67,713,744
	Iowa – 1.4% (1.0% of Total Investments)
4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	6/20 at 100.00	A2	4,056,680
425	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	389,640
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
7,125	5.375%, 6/01/38	6/15 at 100.00	B+	5,501,498
185	5.625%, 6/01/46	6/15 at 100.00	B+	142,937
6,600	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	6/17 at 100.00	B+	5,536,872
18,335	Total Iowa			15,627,627
	Kansas – 0.2% (0.1% of Total Investments)
630	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S, 5.000%, 10/01/22 – AMBAC Insured	4/14 at 101.50	AA	645,082
	Neosho County Unified School District 413, Kansas, General Obligation Bonds, Series 2006:
470	5.000%, 9/01/31 (Pre-refunded 9/01/14) – AGM Insured	9/14 at 100.00	A2 (4)	488,913
515	5.000%, 9/01/31 (Pre-refunded 9/01/14)	9/14 at 100.00	A2 (4)	535,785
1,615	Total Kansas			1,669,780
	Kentucky – 0.7% (0.5% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A	2,778,363
5,000	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A	5,053,650
11,010	Total Kentucky			7,832,013
	Louisiana – 5.4% (3.6% of Total Investments)
4,690	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	4,324,837
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 – AGM Insured	1/21 at 100.00	AA–	711,339
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Project, Series 2010, 5.500%, 10/01/41 – AGM Insured	10/20 at 100.00	AA–	5,282,000
4,455	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	A (4)	4,597,605
5,870	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	5,936,918
2,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45	5/20 at 100.00	AA	2,069,480
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
1,010	5.000%, 5/01/25 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	1,081,761
2,210	5.000%, 5/01/26 (Pre-refunded 5/01/15) – FGIC Insured	5/15 at 100.00	Aa1 (4)	2,367,021

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
$9,000	5.000%, 5/01/36 – AGM Insured	No Opt. Call	Aa1	$9,430,470
8,480	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1	8,509,680
14,265	4.500%, 5/01/41 – NPFG Insured (UB)	5/16 at 100.00	Aa1	14,109,512
57,650	Total Louisiana			58,420,623
	Maine – 0.1% (0.1% of Total Investments)
1,010	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	Baa1	1,004,516
	Maryland – 0.5% (0.3% of Total Investments)
1,865	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/26 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,824,007
1,200	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/28 – CIFG Insured	6/16 at 100.00	AA–	1,219,116
2,705	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	2,682,062
5,770	Total Maryland			5,725,185
	Massachusetts – 3.7% (2.5% of Total Investments)
5,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	5,760,920
1,430	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,231,116
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A	3,314,040
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.646%, 7/01/29 (IF)	7/19 at 100.00	AA	3,632,549
4,400	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 (Pre-refunded 8/15/15) – AGM Insured (UB)	8/15 at 100.00	AA+ (4)	4,770,524
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 14021, 9.303%, 2/15/20 (IF)	No Opt. Call	AA+	10,102,950
3,335	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 3091, 13.414%, 8/15/37 – AMBAC Insured (IF)	8/17 at 100.00	AA+	3,713,389
	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004:
3,650	5.250%, 1/01/22 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	3,681,208
2,000	5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	2,017,100
1,725	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	1,734,367
500	Springfield Water and Sewerage Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 – AGC Insured	11/20 at 100.00	AA–	538,025
36,375	Total Massachusetts			40,496,188
	Michigan – 2.4% (1.6% of Total Investments)
1,220	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,126,292
10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BB–	9,207,200
4,465	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2003C, 5.000%, 7/01/22 – NPFG Insured	1/14 at 100.00	A	4,363,466
1,315	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	1,306,913
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	Aa2	1,974,700

Nuveen Investments	71

NEA	Nuveen AMT-Free Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A:
$180	5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	$203,960
820	5.000%, 12/01/31 (UB)	12/16 at 100.00	Aa2	831,177
6,500	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2001A, 5.000%, 12/01/30 – NPFG Insured	12/13 at 100.00	A	6,500,065
26,500	Total Michigan			25,513,773
	Minnesota – 0.1% (0.1% of Total Investments)
870	Wayzata, Minnesota, Senior Housing Entrance Deposit Revenue Bonds, Folkestone Senior Living Community, Series 2012B, 4.875%, 5/01/19	5/14 at 100.00	N/R	873,141
	Missouri – 0.4% (0.2% of Total Investments)
240	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – AGM Insured	3/14 at 100.00	AA+	243,691
215	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/23 – AGM Insured	3/14 at 100.00	AA+	218,419
	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2004:
1,110	5.250%, 3/01/23 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (4)	1,128,937
1,260	5.250%, 3/01/24 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	AA+ (4)	1,281,496
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/25 – NPFG Insured	3/16 at 100.00	Aa1	1,102,000
3,825	Total Missouri			3,974,543
	Nebraska – 0.4% (0.2% of Total Investments)
2,730	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	No Opt. Call	A–	2,707,286
865	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.018%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	1,311,193
3,595	Total Nebraska			4,018,479
	Nevada – 1.8% (1.2% of Total Investments)
2,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA–	2,171,320
12,260	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA–	12,696,211
3,280	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/24 – FGIC Insured	7/14 at 100.00	A+	3,369,642
950	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	AA+	971,926
18,490	Total Nevada			19,209,099
	New Jersey – 7.0% (4.7% of Total Investments)
	Essex County Improvement Authority, New Jersey, Guaranteed Revenue Bonds, Project Consolidation, Series 2004:
1,275	5.125%, 10/01/21 – NPFG Insured	10/14 at 100.00	Aa2	1,329,009
2,250	5.125%, 10/01/22 – NPFG Insured	10/14 at 100.00	Aa2	2,344,883
1,560	Mount Olive Township Board of Education, Morris County, New Jersey, General Obligation Bonds, Series 2004, 5.000%, 1/15/22 – NPFG Insured	1/15 at 100.00	Aa3	1,630,122
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
2,675	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	2,750,248
2,675	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	2,747,519
1,200	5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	A	1,223,088
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A	750,362

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$3,075	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/15 – AGM Insured	No Opt. Call	AA–	$3,356,578
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A+	2,740,050
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A+	7,102,750
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A+	2,666,000
10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	AA	10,760,085
9,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/38	No Opt. Call	A+	9,227,610
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA–	16,470,720
1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA–	1,562,865
330	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 1154, 17.169%, 1/01/43 (IF) (5)	7/22 at 100.00	A+	363,439
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
2,065	4.500%, 6/01/23	6/17 at 100.00	B1	1,917,476
785	4.625%, 6/01/26	6/17 at 100.00	B1	678,036
3,300	4.750%, 6/01/34	6/17 at 100.00	B2	2,402,202
5,000	5.000%, 6/01/41	6/17 at 100.00	B2	3,628,500
101,910	Total New Jersey			75,651,542
	New Mexico – 0.9% (0.6% of Total Investments)
	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C:
1,415	5.000%, 6/01/22 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AAA	1,455,059
1,050	5.000%, 6/01/24 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AAA	1,079,726
2,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005E, 6/15/25 – NPFG Insured	6/15 at 100.00	Aa2	2,113,960
1,975	New Mexico State University, Revenue Bonds, Series 2004B, 5.000%, 4/01/19 (Pre-refunded 4/01/14) – AMBAC Insured	4/14 at 100.00	AA (4)	2,014,974
2,725	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA–	3,124,839
9,165	Total New Mexico			9,788,558
	New York – 9.3% (6.3% of Total Investments)
2,115	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	A	2,209,583
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,204,690
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA–	7,828,014
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	AA–	3,325,216
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,053,870
1,300	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,379,560
8,160	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	7,730,702
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A:
10,675	5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A	11,511,386
10,845	5.000%, 12/01/25 – FGIC Insured	6/16 at 100.00	A	11,754,787

Nuveen Investments	73

NEA	Nuveen AMT-Free Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,700	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 4.250%, 5/01/33 – NPFG Insured	11/16 at 100.00	A	$2,550,582
2,830	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	2,875,988
5,000	New York City Sales Tax Asset Receivable Corporation, New York, Dedicated Revenue Bonds, Local Government Assistance Corporation, Series 2004A, 5.000%, 10/15/21 – NPFG Insured	10/14 at 100.00	AAA	5,221,150
3,490	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	No Opt. Call	AA	3,627,855
1,510	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 (Pre-refunded 11/01/14) – AGM Insured	11/14 at 100.00	Aa2 (4)	1,583,024
665	New York City, New York, General Obligation Bonds, Fiscal Series 2005D, 5.000%, 11/01/24	11/14 at 100.00	AA	689,505
585	New York City, New York, General Obligation Bonds, Fiscal Series 2005D, 5.000%, 11/01/24 (Pre-refunded 11/01/14)	11/14 at 100.00	AA (4)	613,291
6,165	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 – AMBAC Insured	11/15 at 100.00	AA+	6,242,864
10,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	10,732,800
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Tender Option Bond Trust 2012-9W, 13.748%, 6/15/26 (IF) (5)	6/22 at 100.00	AAA	5,837,340
355	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	5/14 at 100.00	AA–	355,777
1,850	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2005B, 5.000%, 3/15/25 (Pre-refunded 3/15/15) – AGM Insured	3/15 at 100.00	AAA	1,971,157
3,335	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 09-6W, 13.191%, 3/15/37 (IF) (5)	3/17 at 100.00	AAA	3,631,415
2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, St. Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	BB+	1,826,151
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
775	5.000%, 11/15/28	No Opt. Call	A+	851,423
5,545	0.000%, 11/15/31	No Opt. Call	A+	2,350,193
405	0.000%, 11/15/32	No Opt. Call	A+	162,117
99,090	Total New York			101,120,440
	North Carolina – 2.1% (1.4% of Total Investments)
785	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30	7/15 at 100.00	Aa3	815,018
465	Appalachian State University, North Carolina, Revenue Bonds, Series 2005, 5.000%, 7/15/30 (Pre-refunded 7/15/15)	7/15 at 100.00	Aa3 (4)	502,149
3,555	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.449%, 7/01/38 (IF) (5)	7/20 at 100.00	AAA	4,230,628
1,195	Dare County, North Carolina, Certificates of Participation, Series 2004, 5.250%, 6/01/15 (Pre-refunded 6/01/14) – AMBAC Insured	6/14 at 100.00	AA– (4)	1,230,348
	Mooresville, North Carolina, Enterprise System Revenue Bonds, Series 2004:
2,225	5.000%, 5/01/23 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (4)	2,279,001
2,335	5.000%, 5/01/24 (Pre-refunded 5/01/14) – FGIC Insured	5/14 at 100.00	AA– (4)	2,391,670
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	5,115,400
1,455	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	1,457,459
1,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/38	10/22 at 100.00	AA–	1,498,875

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$3,050	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Series 2005A, 5.000%, 5/01/22 – AMBAC Insured	5/15 at 100.00	Aa3	$3,206,160
21,565	Total North Carolina			22,726,708
	North Dakota – 0.7% (0.5% of Total Investments)
5,000	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 4.500%, 7/01/32	7/22 at 100.00	BBB+	4,701,450
1,800	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	1,775,052
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38	9/23 at 100.00	N/R	1,395,221
8,220	Total North Dakota			7,871,723
	Ohio – 6.0% (4.0% of Total Investments)
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	A1	320,323
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
650	5.000%, 5/01/33	5/22 at 100.00	AA–	666,744
960	4.000%, 5/01/33	5/22 at 100.00	AA–	860,074
800	5.000%, 5/01/42	5/22 at 100.00	AA–	802,752
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
25	5.375%, 6/01/24	6/17 at 100.00	B–	21,912
3,755	5.125%, 6/01/24	6/17 at 100.00	B–	3,209,399
710	5.875%, 6/01/30	6/17 at 100.00	B	578,302
13,445	5.750%, 6/01/34	6/17 at 100.00	B	10,527,435
2,485	5.875%, 6/01/47	6/17 at 100.00	B	1,930,373
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	5,721,122
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	1,470,040
7,825	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A+	7,624,915
4,605	Hamilton County, Ohio, Sales Tax Revenue Bonds, Subordinate Lien Series 2006A, 4.250%, 12/01/32 – AMBAC Insured (UB)	12/16 at 100.00	A1	4,487,250
6,920	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tax Exempt Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	7,083,104
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	6,643,140
4,795	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	4,838,874
3,960	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36	2/31 at 100.00	A+	2,440,429
700	Shaker Heights, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/26 (Pre-refunded 12/01/13) – AMBAC Insured	12/13 at 100.00	AAA	702,996
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
400	5.750%, 12/01/32	12/22 at 100.00	N/R	388,260
260	6.000%, 12/01/42	12/22 at 100.00	N/R	253,357
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	AA–	4,902,970
70,245	Total Ohio			65,473,771

Nuveen Investments	75

NEA	Nuveen AMT-Free Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma – 0.7% (0.5% of Total Investments)
	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F:
$6,000	5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	$6,394,620
1,610	5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	1,693,511
7,610	Total Oklahoma			8,088,131
	Oregon – 0.3% (0.2% of Total Investments)
2,500	Oregon Health and Science University, Revenue Bonds, Series 2012E, 5.000%, 7/01/32	No Opt. Call	A+	2,636,450
1,000	Tigard, Washington County, Oregon, Water System Revenue Bonds, Series 2012, 5.000%, 8/01/42	8/22 at 100.00	AA–	1,039,440
3,500	Total Oregon			3,675,890
	Pennsylvania – 7.8% (5.2% of Total Investments)
3,545	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	3,808,925
7,000	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	7,042,490
4,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA–	4,338,520
2,000	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A	1,953,820
4,235	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006, 5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	4,650,199
3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA–	3,614,030
4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 – AGM Insured	12/21 at 100.00	A1	3,828,280
4,585	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, City of Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	4,608,246
1,045	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (UB) (5)	8/20 at 100.00	AA	1,103,875
5,235	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2005A, 5.000%, 5/01/28 – NPFG Insured	5/15 at 100.00	A	5,465,288
7,275	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA–	7,148,852
2,100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	A+	2,250,024
3,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	3,413,480
	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1:
5,235	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA–	5,393,830
3,000	5.000%, 9/01/25 – AGM Insured	9/14 at 100.00	AA–	3,088,470
2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	2/14 at 100.00	AA–	1,999,980
2,985	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	2,998,164
335	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BB+	284,114
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2	1,578,715
3,310	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	No Opt. Call	A1 (4)	3,771,381
3,415	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–	3,569,836
3,785	Reading School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 1/15/25 – AGM Insured (UB)	1/16 at 100.00	AA–	4,125,158

76	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 – AGM Insured	12/21 at 100.00	AA–	$1,177,718
1,455	Solebury Township, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 12/15/25 – AMBAC Insured	6/15 at 100.00	Aa3	1,553,940
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	No Opt. Call	Baa3	1,661,537
82,020	Total Pennsylvania			84,428,872
	Puerto Rico – 2.5% (1.6% of Total Investments)
2,175	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	A	1,911,151
1,000	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	AA–	953,660
5,880	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA–	5,050,097
8,480	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Senior Series 2011C, 0.000%, 8/01/39	No Opt. Call	AA–	1,542,258
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
5,000	0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	766,600
10,350	0.000%, 8/01/43 – NPFG Insured	No Opt. Call	AA–	1,486,674
50,700	0.000%, 8/01/45 – NPFG Insured	No Opt. Call	AA–	6,391,749
88,000	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	6,416,960
810	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A	784,607
1,190	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	Baa1 (4)	1,396,203
173,585	Total Puerto Rico			26,699,959
	Rhode Island – 1.0% (0.7% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
795	6.125%, 6/01/32	12/13 at 100.00	BBB+	788,425
10,225	6.250%, 6/01/42	12/13 at 100.00	BBB–	9,958,843
11,020	Total Rhode Island			10,747,268
	South Carolina – 2.8% (1.9% of Total Investments)
5,000	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Series 2004A, 5.250%, 11/01/23 – AGM Insured	11/14 at 100.00	AA–	5,203,250
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003:
3,000	5.000%, 12/01/22 (Pre-refunded 12/01/13) (UB)	12/13 at 100.00	AA (4)	3,012,000
1,785	5.000%, 12/01/23 (Pre-refunded 12/01/13) (UB)	12/13 at 100.00	AA (4)	1,792,140
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006:
8,000	5.000%, 12/01/24	12/16 at 100.00	AA	8,827,760
1,955	5.000%, 12/01/28 – AGM Insured	12/16 at 100.00	AA	2,087,256
900	South Carolina JOBS Economic Development Authority, Industrial Revenue Bonds, South Carolina Electric and Gas Company, Series 2013, 4.000%, 2/01/28	2/23 at 100.00	A	898,983
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA–	416,460
3,475	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	3,551,413
4,500	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A1	4,591,618
28,990	Total South Carolina			30,380,880

Nuveen Investments	77

NEA	Nuveen AMT-Free Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 0.8% (0.6% of Total Investments)
$3,000	Blount County Public Building Authority, Tennessee, Local Government Improvement Loans, Oak Ridge General Obligation, 2005 Series B9A, Variable Rate Demand Obligations, 5.000%, 6/01/24 – AMBAC Insured	6/15 at 100.00	AA	$3,194,520
2,660	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	2,660,745
1,200	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2012A, 4.000%, 9/01/40	9/22 at 100.00	AA	1,134,840
2,055	Memphis, Tennessee, Sanitary Sewerage System Revenue Bonds, Series 2004, 5.000%, 10/01/22 (Pre-refunded 10/01/14) – AGM Insured	10/14 at 100.00	AA (4)	2,145,769
8,915	Total Tennessee			9,135,874
	Texas – 8.0% (5.3% of Total Investments)
3,035	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA–	3,166,112
365	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	Baa2	333,676
1,700	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46	1/21 at 100.00	Baa2	1,743,180
	Corpus Christi, Texas, Utility System Revenue Bonds, Series 2004:
3,475	5.000%, 7/15/22 (Pre-refunded 7/15/14) – AGM Insured	7/14 at 100.00	AA– (4)	3,594,086
3,645	5.000%, 7/15/23 (Pre-refunded 7/15/14) – AGM Insured	7/14 at 100.00	AA– (4)	3,769,914
10,000	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Series 2007, 4.375%, 10/01/32 – AMBAC Insured (UB)	10/17 at 100.00	AAA	9,967,800
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A+	1,550,895
2,735	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2013- 9A, 17.943%, 4/01/53 (IF)	10/23 at 100.00	AA+	2,659,924
5,625	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A	5,762,419
4,040	Harris County, Texas, Subordinate Lien Unlimited Tax Toll Road Revenue Bonds, Tender Options Bond Trust 3028, 14.151%, 8/15/28 – AGM Insured (IF)	No Opt. Call	AAA	6,049,375
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	2,050,880
805	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA–	901,930
4,550	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012B, 5.000%, 7/01/31	7/22 at 100.00	A+	4,738,006
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	2,902,316
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA–	2,406,362
3,845	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32	8/22 at 100.00	AA	3,972,808
4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA–	4,387,469
	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003:
4,565	5.250%, 12/15/20 (Pre-refunded 12/15/13) – FGIC Insured	12/13 at 100.00	A+ (4)	4,593,575
4,800	5.250%, 12/15/21 (Pre-refunded 12/15/13) – FGIC Insured	12/13 at 100.00	A+ (4)	4,830,046
4,151	Panhandle Regional Housing Finance Corporation, Texas, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Renaissance of Amarillo Apartments, Series 2001A, 6.650%, 7/20/42	1/14 at 104.00	Aa1	4,298,151
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,500,375

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
$2,200	5.000%, 12/15/30	No Opt. Call	A3	$2,160,224
740	5.000%, 12/15/32	No Opt. Call	A3	717,726
4,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/42	No Opt. Call	AAA	4,280,400
2,855	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	2,846,264
82,541	Total Texas			86,183,913
	Utah – 1.0% (0.7% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 – AGC Insured	3/20 at 100.00	AA	5,994,086
2,385	Mountain Regional Water Special Service District, Utah, Water Revenue Bonds, Series 2003, 5.000%, 12/15/33 (Pre-refunded 12/15/13) – NPFG Insured	12/13 at 100.00	A+ (4)	2,399,429
2,880	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	2,936,419
11,025	Total Utah			11,329,934
	Vermont – 1.0% (0.6% of Total Investments)
5,000	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/43 – AGM Insured	10/17 at 100.00	AA–	5,059,650
5,100	University of Vermont and State Agricultural College, Revenue Bonds, Series 2005, 5.000%, 10/01/35 – NPFG Insured	10/15 at 100.00	Aa3	5,344,647
10,100	Total Vermont			10,404,297
	Virginia – 1.4% (0.9% of Total Investments)
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40	7/28 at 100.00	BBB	199,804
	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
4,000	5.000%, 6/15/20 – NPFG Insured	6/15 at 100.00	A+	4,279,440
5,000	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A+	5,340,000
	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Bonds, Public Safety Facilities, Series 2003A:
1,150	5.250%, 12/15/22 (Pre-refunded 6/15/14) – AGM Insured	6/14 at 100.00	AA+ (4)	1,186,283
500	5.250%, 12/15/23 (Pre-refunded 6/15/14) – AGM Insured	6/14 at 100.00	AA+ (4)	515,775
245	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA–	249,782
5	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA– (4)	6,024
2,465	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.000%, 7/01/52	No Opt. Call	BBB–	2,249,953
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
955	0.000%, 7/01/34	No Opt. Call	BBB–	262,109
520	0.000%, 7/01/35	No Opt. Call	BBB–	134,436
1,350	0.000%, 7/01/37	No Opt. Call	BBB–	304,803
16,620	Total Virginia			14,728,409
	Washington – 4.2% (2.8% of Total Investments)
5,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	5,131,100
5,000	King County, Washington, Sewer Revenue Bonds, Series 2006-2, Tender Option Bond Trust 1200, 13.523%, 1/01/26 – AGM Insured (IF)	1/17 at 100.00	AA+	5,997,500
3,000	King County, Washington, Sewer Revenue Bonds, Series 2007, 5.000%, 1/01/42 – AGM Insured	7/17 at 100.00	AA+	3,090,360
1,560	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Refunding Series 2012A, 5.000%, 8/01/31	8/22 at 100.00	Aa3	1,662,258
1,250	University of Washington, General Revenue Bonds, Tender Option Bond Trust 3005, 17.965%, 6/01/31 – AMBAC Insured (IF)	6/17 at 100.00	Aaa	1,496,600

Nuveen Investments	79

NEA	Nuveen AMT-Free Municipal Income Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$4,900	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	$5,036,171
10,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 4.250%, 10/01/40	10/22 at 100.00	AA	8,696,700
1,250	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	AA	1,299,163
3,290	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	3,306,318
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	9,450,254
46,105	Total Washington			45,166,424
	West Virginia – 1.9% (1.3% of Total Investments)
16,800	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	17,271,576
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R	3,275,160
19,800	Total West Virginia			20,546,736
	Wisconsin – 1.9% (1.3% of Total Investments)
1,190	Sun Prairie Area School District, Dane County, Wisconsin, General Obligation Bonds, Series 2004C, 5.250%, 3/01/24 (Pre-refunded 3/01/14) – AGM Insured	3/14 at 100.00	Aa2 (4)	1,209,004
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	Aa3	4,112,054
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	1,011,904
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,021,150
4,360	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	4,313,261
2,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A2	2,590,812
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	2,705,571
3,775	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured	5/16 at 100.00	AA	4,116,373
20,390	Total Wisconsin			21,080,129
	Wyoming – 1.1% (0.8% of Total Investments)
9,645	Sweetwater County, Wyoming, Hospital Revenue Refunding Bonds, Memorial Hospital Project, Series 2013A, 5.000%, 9/01/37	9/23 at 100.00	BBB	9,087,423
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
2,000	5.500%, 12/01/27	12/21 at 100.00	BBB	2,101,900
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB	1,063,388
12,645	Total Wyoming			12,252,711
$1,931,956	Total Municipal Bonds (cost $1,599,429,270)			1,611,974,814

80	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$199	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$35,761
57	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	7,565
$256	Total Corporate Bonds (cost $10,104)				43,326
	Total Long-Term Investments (cost $1,599,439,374)				1,612,018,140

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 0.4% (0.3% of Total Investments)
	MUNICIPAL BONDS
	South Carolina 0.4% (0.3% of Total Investments)
$4,225	South Carolina Educational Facilities Authority, Charleston Southern University Education Facilities Revenue Bond, Variable Rate Demand Obligations, Series 2003, 0.110%, 4/01/28 (8)	2/14 at 100.00	F-1	4,225,000
$4,225	Total Short-Term Investments (cost $4,225,000)			$4,225,000
	Total Investments (cost $1,603,664,374) – 149.2%			1,616,243,140
	Floating Rate Obligations – (6.2)%			(67,300,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (7.7)% (9)			(83,000,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (6.2)% (10)			(67,600,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (32.3)% (11)			(349,900,000)
	Other Assets Less Liabilities – 3.2%			34,895,513
	Net Assets Applicable to Common Shares – 100%			$1,083,338,653

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(9)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 5.1%.
(10)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 4.2%.
(11)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 21.6%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Nuveen Investments	81

Statement of
Assets & Liabilities
October 31, 2013

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Assets
Long-term investments, at value (cost $763,904,836, $2,068,458,076, $587,319,216 and $1,599,439,374, respectively)	$780,366,811		$2,117,906,195		$602,474,396		$1,612,018,140
Short-term investments, at value (cost approximates value)	—		—		19,710,000		4,225,000
Cash	18,719,125		3,691,485		2,401,912		11,225,848
Receivable for:
Dividends and interest	11,649,136		32,541,798		8,784,775		23,659,396
Investments sold	—		2,842,747		24,450,473		11,083,518
Deferred offering costs	74,343		3,011,892		553,029		3,485,960
Other assets	108,179		710,638		70,935		499,470
Total assets	810,917,594		2,160,704,755		658,445,520		1,666,197,332
Liabilities
Floating rate obligations	37,920,000		94,673,333		18,803,334		67,300,000
Payable for:
Common share dividends	2,261,244		6,371,713		1,594,827		5,158,486
Interest	251,004		—		350,325		261,965
Investments purchased	—		8,075,849		1,821,105		8,329,491
Offering costs	52,476		—		—		—
MuniFund Term Preferred (MTP) Shares, at liquidation value	—		—		108,000,000		83,000,000
Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value	240,400,000		—		92,500,000		67,600,000
Variable Rate Demand Preferred (VRDP) Shares, at liquidation value	—		667,200,000		—		349,900,000
Accrued expenses:
Management fees	406,567		1,063,272		337,316		833,489
Directors/Trustees fees	110,866		292,317		71,384		204,981
Other	133,062		375,808		116,651		270,267
Total liabilities	281,535,219		778,052,292		223,594,942		582,858,679
Net assets applicable to common shares	$529,382,375		$1,382,652,463		$434,850,578		$1,083,338,653
Common shares outstanding	38,461,871		95,610,971		29,738,042		78,883,061
Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$13.76		$14.46		$14.62		$13.73
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$384,619		$956,110		$297,380		$788,831
Paid-in surplus	538,134,449		1,333,837,341		422,688,700		1,081,749,211
Undistributed (Over-distribution of) net investment income	1,447,868		17,747,737		2,229,780		8,145,027
Accumulated net realized gain (loss)	(27,046,536)		(19,336,844)		(5,520,462)		(19,923,182)
Net unrealized appreciation (depreciation)	16,461,975		49,448,119		15,155,180		12,578,766
Net assets applicable to common shares	$529,382,375		$1,382,652,463		$434,850,578		$1,083,338,653
Authorized shares:
Common	200,000,000		200,000,000		Unlimited		Unlimited
Preferred	1,000,000		1,000,000		Unlimited		Unlimited

See accompanying notes to financial statements.
82	Nuveen Investments

Statement of
Operations
Year Ended October 31, 2013

			Dividend	AMT-Free
	Quality	Opportunity	Advantage	Income
	(NQI )	(NIO )	(NVG )	(NEA )
Investment Income	$37,154,811	$102,974,023	$27,295,373	$50,480,872
Expenses
Management fees	5,031,668	12,952,143	4,158,533	6,459,379
Shareholder servicing agent fees and expenses	70,724	97,083	37,361	59,640
Interest expense and amortization of offering costs	4,007,293	2,138,791	4,908,680	4,361,673
Liquidity fees	—	5,167,360	—	1,606,240
Remarketing fees	—	676,466	—	173,977
Custodian fees and expenses	122,857	307,944	99,421	164,232
Directors/Trustees fees and expenses	21,195	55,507	17,411	28,248
Professional fees	67,786	148,189	70,404	109,677
Shareholder reporting expenses	46,372	119,180	20,487	61,802
Stock exchange listing fees	12,732	30,444	19,159	18,102
Investor relations expenses	38,196	99,704	33,249	32,820
Reorganization expenses	—	—	—	874,010
Other expenses	60,787	132,998	47,228	34,803
Total expenses	9,479,610	21,925,809	9,411,933	13,984,603
Net investment income (loss)	27,675,201	81,048,214	17,883,440	36,496,269
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,754,720)	4,152,346	1,830,780	1,511,869
Change in net unrealized appreciation (depreciation) of investments	(59,994,163)	(145,584,412)	(45,390,091)	(138,067,575)
Net realized and unrealized gain (loss)	(61,748,883)	(141,432,066)	(43,559,311)	(136,555,706)
Net increase (decrease) in net assets applicable to common shares from operations	$(34,073,682)	$(60,383,852)	$(25,675,871)	$(100,059,437)

See accompanying notes to financial statements.

Nuveen Investments	83

Statement of
Changes in Net Assets

	Quality (NQI)		Opportunity (NIO)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/13	10/31/12	10/31/13	10/31/12
Operations
Net investment income (loss)	$27,675,201	$32,257,082	$81,048,214	$80,781,739
Net realized gain (loss) from investments	(1,754,720)	(16,400,909)	4,152,346	(13,687,810)
Change in net unrealized appreciation (depreciation) of investments	(59,994,163)	69,624,703	(145,584,412)	138,887,743
Net increase (decrease) in net assets applicable to common shares from operations	(34,073,682)	85,480,876	(60,383,852)	205,981,672
Distributions to Common Shareholders
From net investment income	(32,423,362)	(34,705,158)	(83,755,216)	(83,755,217)
From accumulated net realized gains	—	—	—	(248,589)
Decrease in net assets applicable to common shares from distributions to common shareholders	(32,423,362)	(34,705,158)	(83,755,216)	(84,003,806)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	139,159	464,200	—	—
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	139,159	464,200	—	—
Net increase (decrease) in net assets applicable to common shares	(66,357,885)	51,239,918	(144,139,068)	121,977,866
Net assets applicable to common shares at the beginning of period	595,740,260	544,500,342	1,526,791,531	1,404,813,665
Net assets applicable to common shares at the end of period	$529,382,375	$595,740,260	$1,382,652,463	$1,526,791,531
Undistributed (Over-distribution of) net investment income at the end of period	$1,447,868	$5,580,477	$17,747,737	$20,504,464

(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

84	Nuveen Investments

	Dividend		AMT-Free
	Advantage (NVG)		Income (NEA)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/13	10/31/12	10/31/13	10/31/12
Operations
Net investment income (loss)	$17,883,440	$24,439,334	$36,496,269	$17,348,944
Net realized gain (loss) from investments	1,830,780	4,325,317	1,511,869	2,298,488
Change in net unrealized appreciation (depreciation) of investments	(45,390,091)	37,968,520	(138,067,575)	16,571,315
Net increase (decrease) in net assets applicable to common shares from operations	(25,675,871)	66,733,171	(100,059,437)	36,218,747
Distributions to Common Shareholders
From net investment income	(22,017,550)	(26,822,612)	(34,943,477)	(18,682,905)
From accumulated net realized gains	(3,388,590)	(1,230,860)	—	—
Decrease in net assets applicable to common shares from distribution to common shareholders	(25,406,140)	(28,053,472)	(34,943,477)	(18,682,905)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	—	—	873,836,287	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	18,775	41,859
Repurchased and retired	(817,331)	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(817,331)	—	873,855,062	41,859
Net increase (decrease) in net assets applicable to common shares	(51,899,342)	38,679,699	738,852,148	17,577,701
Net assets applicable to common shares at the beginning of period	486,749,920	448,070,221	344,486,505	326,908,804
Net assets applicable to common shares at the end of period	$434,850,578	$486,749,920	$1,083,338,653	$344,486,505
Undistributed (Over-distribution of) net investment income at the end of period	$2,229,780	$6,042,365	$8,145,027	$3,657,236

(1)	Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments	85

Statement of
Cash Flows
Year Ended October 31, 2013

			Dividend	AMT-Free
	Quality	Opportunity	Advantage	Income
	(NQI )	(NIO )	(NVG )	(NEA )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(34,073,682)	$(60,383,852)	$(25,675,871)	$(100,059,437)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(124,305,030)	(327,189,305)	(205,592,075)	(321,238,635)
Proceeds from sales and maturities of investments	151,636,457	341,691,364	210,124,116	273,265,223
Proceeds from (Purchases of) short-term investments, net	—	—	(15,735,000)	(4,225,000)
Amortization (Accretion) of premiums and discounts, net	(290,369)	(1,619,966)	2,444,433	1,517,559
Assets and (Liabilities) acquired in the Reorganizations, net	—	—	—	(281,875,892)
(Increase) Decrease in:
Receivable for dividends and interest	(621,593)	(1,826,695)	833,798	(16,745,238)
Receivable for investments sold	18,534,797	8,460,468	16,519,527	(3,779,999)
Other assets	(6,195)	(19,299)	(4,658)	(452,538)
Increase (Decrease) in:
Payable for interest	(41,548)	—	(8,166)	(5,973)
Payable for investments purchased	—	(6,423,735)	929,252	5,564,561
Accrued management fees	(34,460)	(59,487)	2,829	568,498
Accrued Directors/Trustees fees	8,017	21,515	5,660	158,544
Accrued other expenses	(54,719)	(122,666)	(75,015)	126,833
Net realized (gain) loss from investments	1,754,720	(4,152,346)	(1,830,780)	(1,511,869)
Change in net unrealized (appreciation) depreciation of investments	59,994,163	145,584,412	45,390,091	138,067,575
Taxes paid on undistributed capital gains	—	—	(206,280)	(714)
Net cash provided by (used in) operating activities	72,500,558	93,960,408	27,121,861	(310,626,502)
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	609,769	111,124	578,250	(2,546,300)
Increase (Decrease) in:
Cash overdraft	(7,175,669)	—	—	—
Floating rate obligations	(14,705,000)	(9,760,000)	(2,755,000)	5,565,000
Payable for offering costs	52,476	—	(7,500)	—
VRDP Shares, at liquidation value	—	—	—	349,900,000
Cash distributions paid to common shareholders	(32,563,009)	(83,712,588)	(26,004,610)	(31,280,684)
Cost of common shares repurchased and retired	—	—	(817,331)	—
Net cash provided by (used in) financing activities	(53,781,433)	(93,361,464)	(29,006,191)	321,638,016
Net Increase (Decrease) in Cash	18,719,125	598,944	(1,884,330)	11,011,514
Cash at the beginning of period	—	3,092,541	4,286,242	214,334
Cash at the End of Period	$18,719,125	$3,691,485	$2,401,912	$11,225,848

Supplemental Disclosure of Cash Flow Information

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Cash paid for interest (excluding amortization of offering costs)	$3,329,072		$2,027,667		$4,345,361		$3,879,224
Non-cash financing activities not included herein consists of reinvestments of common share distributions	139,159		—		—		18,775

See accompanying notes to financial statements.

86	Nuveen Investments

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Nuveen Investments	87

Financial
Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders		Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Quality (NQI)
Year Ended 10/31:
2013	$15.49	$.72	$(1.61)	$—	$—		$(.89)	$(.84)	$—		$(.84)	$—		$13.76	$12.26
2012	14.17	.84	1.38	—	—		2.22	(.90)	—		(.90)	—		15.49	15.49
2011	14.26	.87	(.08)	(.01)	—		.78	(.87)	—		(.87)	—		14.17	14.11
2010	13.61	.95	.58	(.03)	—		1.50	(.85)	—		(.85)	—		14.26	14.40
2009	11.68	.99	1.76	(.06)	—		2.69	(.76)	—		(.76)	—		13.61	13.30

Opportunity (NIO)
Year Ended 10/31:
2013	15.97	.85	(1.48)	—	—		(.63)	(.88)	—		(.88)	—		14.46	12.99
2012	14.69	.84	1.32	—	—		2.16	(.88)	—	*	(.88)	—		15.97	15.53
2011	14.92	.88	(.23)	(.01)	—		.64	(.87)	—		(.87)	—		14.69	14.20
2010	14.22	.97	.60	(.03)	—		1.54	(.84)	—		(.84)	—	*	14.92	14.83
2009	12.39	.96	1.66	(.06)	—		2.56	(.73)	—		(.73)	—		14.22	12.98

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

88	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)
Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(d)	Net Investment Income (Loss)	Portfolio Turnover Rate	(e)

(5.93)%	(15.89)%	$529,382	1.67%		4.88%	15%
16.06	16.65	595,740	1.69		5.55	23
5.98	4.65	544,500	1.66		6.43	18
11.30	15.03	547,598	1.19		6.81	11
23.65	26.98	521,216	1.32		7.86	4

(4.10)	(11.09)	1,382,652	1.50		5.54	15
15.03	15.92	1,526,792	1.54		5.45	18
4.73	2.08	1,404,814	1.63		6.28	10
11.08	21.20	1,426,419	1.14		6.61	7
21.18	23.62	1,358,844	1.29		7.36	8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Quality (NQI)
Year Ended 10/31:
2013	.71%
2012	.70
2011	.57
2010	.07
2009	.11

Opportunity (NIO)
Year Ended 10/31:
2013	.55%
2012	.57
2011	.59
2010	.06
2009	.11

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value
Dividend Advantage (NVG)
Year Ended 10/31:
2013	$16.33	$.60	$(1.46)	$—	$—		$(.86)	$(.74)	$(.11)	$(.85)	$—	*	$14.62	$12.75
2012	15.03	.82	1.42	—	—		2.24	(.90)	(.04)	(.94)	—		16.33	15.82
2011	15.20	.91	(.22)	(.01)	—		.68	(.85)	— *	(.85)	—		15.03	14.32
2010	14.80	.90	.39	(.01)	—	*	1.28	(.84)	(.04)	(.88)	—		15.20	14.80
2009	12.85	1.00	1.77	(.06)	—		2.71	(.76)	—	(.76)	—	*	14.80	13.85

AMT-Free Income (NEA)
Year Ended 10/31:
2013	15.49	.72	(1.66)	—	—		(.94)	(.82)	—	(.82)	—		13.73	12.37
2012	14.70	.78	.85	—	—		1.63	(.84)	—	(.84)	—		15.49	15.80
2011	14.98	.84	(.29)	(.01)	—		.54	(.82)	—	(.82)	—		14.70	13.85
2010	14.42	.87	.52	(.02)	—		1.37	(.81)	—	(.81)	—		14.98	14.95
2009	12.37	.98	1.86	(.06)	—		2.78	(.73)	—	(.73)	—	*	14.42	13.48

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

90	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Common Share Net Asset Value (b)	Based on Market Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate	(f)

(5.46)%	(14.46)%	$434,851	2.03%		3.87%	N/A		N/A	32%
15.30	17.44	486,750	2.08		5.17	2.05%		5.20%	29
4.83	2.89	448,070	1.95		6.12	1.84		6.23	7
8.89	13.51	452,908	1.89		5.79	1.71		5.98	2
21.54	28.72	441,207	1.25		6.86	.98		7.12	9

(6.25)	(16.89)	1,083,339	1.97		5.14	N/A		N/A	26
11.32	20.64	344,487	2.13		5.13	N/A		N/A	26
3.92	(1.60)	326,909	2.02		5.86	2.01		5.87	2
9.76	17.27	333,074	1.76		5.80	1.63		5.93	2
23.05	25.41	320,587	1.24		7.14	.99		7.39	6

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP, VMTP and/or VRDP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. As of March 31, 2012 and November 30, 2010, the Adviser is no longer reimbursing Dividend Advantage (NVG) and ATM-Free Income (NEA), respectively, for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Dividend Advantage (NVG)
Year Ended 10/31:
2013	1.06%
2012	1.05
2011	.90
2010	.84
2009	.08

AMT-Free Income (NEA)
Year Ended 10/31:
2013	.87%
2012	1.07
2011	.94
2010	.67
2009	.05

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Rounds to less than $.01 per share.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (continued)

	ARPS at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share
Quality (NQI)
Year Ended 10/31:
2013	$—	$—	$240,400	$320,209	$—	$—
2012	—	—	240,400	347,812	—	—
2011	—	—	240,400	326,498	—	—
2010	239,200	82,232	—	—	—	—
2009	245,850	78,001	—	—	—	—

Opportunity (NIO)
Year Ended 10/31:
2013	—	—	—	—	667,200	307,232
2012	—	—	—	—	667,200	328,836
2011	—	—	—	—	667,200	310,554
2010	664,825	78,639	—	—	—	—
2009	675,475	75,292	—	—	—	—

92	Nuveen Investments

	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period		VRDP Shares at the End of Period		MTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $25,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
Dividend Advantage (NVG)
Year Ended 10/31:
2013	$—	$—	$108,000	$31.69	$92,500	$316,883	$—	$—	$3.17
2012	—	—	108,000	34.28	92,500	342,768	—	—	3.43
2011	—	—	108,000	32.35	92,500	323,476	—	—	3.23
2010	91,950	81,628	108,000	32.65	—	—	—	—	3.27
2009	91,950	80,165	108,000	32.07	—	—	—	—	3.21

AMT-Free Income (NEA)
Year Ended 10/31:
2013	—	—	83,000	31.65	67,600	316,451	349,900	316,451	3.16
2012	—	—	83,000	32.87	67,600	328,743	—	—	3.29
2011	—	—	83,000	31.71	67,600	317,071	—	—	3.17
2010	67,375	80,374	83,000	32.15	—	—	—	—	3.21
2009	148,750	78,880	—	—	—	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2013	2012	2011	2010		2009	(b)
Dividend Advantage (NVG)
Series 2014 (NVG PRCCL)
Ending Market Value per Share	$10.09	$10.12	$10.10	$10.22		$9.98
Average Market Value per Share	10.11	10.16	10.12	10.19		10.03	Ω

AMT-Free Income (NEA)
Series 2015 (NEA PRCCL)
Ending Market Value per Share	10.07	10.16	10.14	10.14		—
Average Market Value per Share	10.10	10.14	10.08	10.15	ΩΩ	—

(b)	AMT-Free Income did not issue MTP Shares prior to the fiscal year ended October 31, 2010.
Ω	For the period October 19, 2009 (first issuance date of shares) through October 31, 2009.
ΩΩ	For the period January 19, 2010 (first issuance date of shares) through October 31, 2010.

Nuveen Investments	93

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Quality Municipal Fund, Inc. (NQI) (“Quality (NQI)”)
•	Nuveen Municipal Opportunity Fund, Inc. (NIO) (“Opportunity (NIO)”)
•	Nuveen Dividend Advantage Municipal Income Fund (NVG) (“Dividend Advantage (NVG)”)
•	Nuveen AMT-Free Municipal Income Fund (NEA) (“AMT-Free Income (NEA)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Common shares of Quality (NQI), Opportunity (NIO) and AMT-Free Income (NEA) are traded on the NYSE while common shares of Dividend Advantage (NVG) are traded on the NYSE MKT. (Common shares of AMT-Free Income (NEA) were formerly traded on the NYSE MKT.) Quality (NQI) and Opportunity (NIO) were incorporated under the state laws of Minnesota on October 23, 1990 and July 25, 1991, respectively. Dividend Advantage (NVG) and AMT-Free Income (NEA) were organized as Massachusetts business trusts on July 12, 1999 and July 29, 2002, respectively.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Investment Adviser
On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganizations
Effective prior to the opening of business on May 6, 2013, certain Funds (the “Acquired Funds”) were reorganized into one, larger Fund (the “Acquiring Fund”) included in this report (each a “Reorganization” and collectively “Reorganizations”) as follows:

Acquired Funds	Acquiring Fund
Nuveen Premier Municipal Opportunity
Fund, Inc. (NIF) (“Premier Opportunity”)	AMT-Free Income (NEA)
Nuveen Premium Income Municipal Opportunity
Fund (NPX) (“Premium Income Opportunity”)

The Reorganizations of the Funds were approved by the shareholders of the Acquired Funds at a special meeting on April 5, 2013.

Upon the closing of the Reorganizations, the Acquired Funds transfered their assets to the Acquiring Fund in exchange for common and preferred shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds. The Acquired Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Fund. Holders of common shares of the Acquired Funds received newly issued common shares of the Acquiring Fund, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares are sold on the open market and shareholders

94	Nuveen Investments

received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Fund, in exchange for their preferred shares of the Acquired Funds held immediately prior to the Reorganizations.

Details of the Funds’ effective Reorganizations are further described in the Variable Rate Demand Preferred Shares sections of this footnote and Note 8 –Fund Reorganizations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of October 31, 2013, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Outstanding when-issued/delayed delivery purchase commitments	$—		$5,980,493		$1,547,325		$4,630,493

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS at liquidation value.

MuniFund Term Preferred Shares
The following Funds have issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated (Par) value per share. Each Fund’s MTP Shares are issued in one Series and trade on the NYSE. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

				Shares
				Outstanding	Annual
		NYSE	Shares	at $10 Per Share	Interest
	Series	Ticker	Outstanding	Liquidation Value	Rate
Dividend Advantage (NVG)	2014	NVG PRCCL	10,800,000	$108,000,000	2.95%
AMT-Free Income (NEA)	2015	NEA PRCCL	8,300,000	$83,000,000	2.85%

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par

Nuveen Investments	95

Notes to Financial Statements (continued)

in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares by NYSE ticker symbol are as follows:

			Term	Optional	Premium
		NYSE	Redemption	Redemption	Expiration
	Series	Ticker	Date	Date	Date
Dividend Advantage (NVG)	2014	NVG PRCCL	November 1, 2014	November 1, 2010	October 31, 2011
AMT-Free Income (NEA)	2015	NEA PRCCL	February 1, 2015	February 1, 2011	January 31, 2012

The average liquidation value of MTP Shares outstanding for each Fund during the fiscal year ended October 31, 2013, was as follows:

	Dividend		AMT-Free
	Advantage		Income
	(NVG	)	(NEA	)
Average liquidation value of MTP Shares outstanding	$108,000,000		$83,000,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (MTP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations.

Variable Rate MuniFund Term Preferred Shares
The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. The Funds issued their VMTP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

During the current reporting period, Quality (NQI) exchanged all 2,404 shares of its outstanding Series 2014 VMTP for 2,404 shares of Series 2015 VMTP. The Fund completed the exchange offer in which it refinanced its existing VMTP Shares with new VMTP Shares with a term redemption date of December 1, 2015.

As of October 31, 2013, VMTP Shares outstanding, at liquidation value, for each Fund is as follows:

			Shares
			Outstanding
			at $100,000
		Shares	Per Share
	Series	Outstanding	Liquidation Value
Quality (NQI)	2015	2,404	$240,400,000
Dividend Advantage (NVG)	2014	925	$92,500,000
AMT-Free Income (NEA)	2014	676	$67,600,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances . The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
	Series	Redemption Date	Redemption Date	Expiration Date
Quality (NQI)	2015	December 1, 2015	December 1, 2013	November 30, 2013
Dividend Advantage (NVG)	2014	October 1, 2014	October 1, 2012	September 30, 2012
AMT-Free Income (NEA)	2014	August 1, 2014	August 1, 2012	July 31, 2012

96	Nuveen Investments

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2013, were as follows:

			Dividend		AMT-Free
	Quality		Advantage		Income
	(NQI	)	(NVG	)	(NEA	)
Average liquidation value of VMTP Shares outstanding	$240,400,000		$92,500,000		$67,600,000
Annualized dividend rate	1.26%		1.11%		1.16%

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation (“par”) value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred by the Fund in connection with its offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

In conjunction with Quality’s (NQI) exchange of VMTP Shares, the remaining deferred offering costs of $684,112 for the Fund’s issuance of Series 2014 VMTP Shares were fully expensed during the current fiscal period, as the exchange was deemed an extinguishment of debt. Offering costs of $110,000 were incurred with the Fund’s issuance of Series 2015 VMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. The Funds issued their VRDP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

In connection with AMT-Free Income’s (NEA) Reorganizations, holders of VRDP Shares of the Acquired Funds received on a one-for-one basis newly issued VRDP Shares of the Acquiring Fund, in exchange for VRDP Shares of the Acquired Funds held immediately prior to the Reorganizations. AMT-Free Income (NEA) Series 1 and Series 2 VRDP Shares were issued in conjunction with the Reorganizations of Premier Opportunity (NIF) and Premium Income Opportunity (NPX), respectively.

As of October 31, 2013, the details for each Fund’s Series VRDP Shares outstanding are as follows:

			Shares Outstanding at
		Shares	$100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
Opportunity (NIO)	1	6,672	$667,200,000	December 1, 2040
AMT-Free Income (NEA)	1	2,190	$219,000,000	June 1, 2040
	2	1,309	$130,900,000	December 1, 2040

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Nuveen Investments	97

Notes to Financial Statements (continued)

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended October 31, 2013, were as follows:

			AMT-Free
	Opportunity		Income
	(NIO	)	(NEA	)*
Average liquidation value of VRDP Shares outstanding	$667,200,000		$349,900,000
Annualized dividend rate	0.21%		0.18%

*	For the period May 6, 2013 (effective date of the Reorganizations) through October 31, 2013.

For financial reporting purposes only, the liquidation value of VRDP Shares is a liability and is recognized as “Variable Rate Demand Preferred (VRDP) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends paid on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds and other fixed income securities are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of those securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

98	Nuveen Investments

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level – 1	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level – 2	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level – 3	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Quality (NQI)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$780,239,351	$—	$780,239,351
Corporate Bonds	—	—	127,460	127,460
Total	$—	$780,239,351	$127,460	$780,366,811

Opportunity (NIO)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$2,116,378,476	$1,406,236	$2,117,784,712
Corporate Bonds	—	—	121,483	121,483
Total	$—	$2,116,378,476	$1,527,719	$2,117,906,195

Dividend Advantage (NVG)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$601,245,693	$—	$601,245,693
Investment Companies	1,228,703	—	—	1,228,703
Short-Term Investments*:
Municipal Bonds	—	19,710,000	—	19,710,000
Total	$1,228,703	$620,955,693	$—	$622,184,396

AMT-Free Income (NEA)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,611,974,814	$—	$1,611,974,814
Corporate Bonds	—	—	43,326	43,326
Short-Term Investments*:
Municipal Bonds	—	4,225,000	—	4,225,000
Total	$—	$1,616,199,814	$43,326	$1,616,243,140

*
Refer to the Fund’s Portfolio of Investments for state classifications of Municipal Bonds, industry classifications for Corporate Bonds and breakdown of Municipal Bonds and Corporate Bonds classified as Level 3.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

Nuveen Investments	99

Notes to Financial Statements (continued)

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended October 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of October 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by the externally-deposited Recourse Trusts, was as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Maximum exposure to Recourse Trusts	$26,610,000		$96,535,000		$12,240,000		$51,845,000

100	Nuveen Investments

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2013, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Average floating rate obligations outstanding	$47,888,096		$103,510,155		$21,452,663		$73,649,329
Average annual interest rate and fees	0.54%		0.58%		0.58%		0.56%

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim exclusion from the registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivatives, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2013.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

4. Fund Shares

Common Shares
Transactions in common shares were as follows:

	Quality (NQI)		Opportunity (NIO)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/13	10/31/12	10/31/13	10/31/12
Common Shares:
Issued to shareholders due to reinvestment of distributions	8,989	32,488	—	—

Nuveen Investments	101

Notes to Financial Statements (continued)

	Dividend Advantage (NVG)		AMT-Free Income (NEA)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/13	10/31/12	10/31/13	10/31/12
Common Shares:
Issued in the Reorganizations (1)	—	—	56,638,035	—
Issued to shareholders due to reinvestment of distributions	—	—	1,212	2,697
Repurchased and retired	(64,858)	—	—	—
Weighted average common share:
Price per share repurchased and retired	$12.58	—	—	—
Discount per share repurchased and retired	13.31%	—	—	—

(1)	Refer to Note 8 – Fund Reorganizations for further details.

Preferred Shares
Dividend Advantage (NVG) and AMT-Free Income (NEA) did not have any transactions in VMTP Shares during the fiscal years ended October 31, 2013 and October 31, 2012. Quality (NQI) did not have any transactions in VMTP Shares during the fiscal year ended October 31, 2012.

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2013
Quality (NQI)	Series	Shares	Amount
VMTP Shares issued	2015	2,404	$240,400,000
VTMP Shares exchanged	2014	(2,404)	(240,400,000)
Total		—	$—

Opportunity (NIO) did not have any transactions in VRDP Shares during the fiscal years ended October 31, 2013 and October 31, 2012. AMT-Free Income (NEA) did not have any transactions in VRDP Shares during the fiscal year ended October 31, 2012.

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended October 31, 2013
AMT-Free Income (NEA)	Series	Shares	Amount
VRDP Shares issued in connection with the Reorganizations: (1)
	1	1,309	$130,900,000
	2	2,190	219,000,000
Total		3,499	$349,900,000

(1)	Refer to Note 8 – Fund Reorganizations for further details.

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended October 31, 2013, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Purchases	$124,305,030		$327,189,305		$205,592,075		$321,238,635
Sales and maturities	151,636,457		341,691,364		210,124,116		273,265,223

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of AMT-Free Income (NEA) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally

102	Nuveen Investments

the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Cost of investments	$728,547,954		$1,976,319,441		$593,618,195		$1,540,286,539
Gross unrealized:
Appreciation	$31,621,814		$101,133,458		$31,503,727		$64,522,453
Depreciation	(17,722,949)		(54,218,680)		(21,741,067)		(55,864,926)
Net unrealized appreciation (depreciation) of investments	$13,898,865		$46,914,778		$9,762,660		$8,657,527

Permanent differences, primarily due to federal taxes paid, taxable market discount, non-deductible offering costs, non-deductible reorganization expense and reorganization adjustments, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2013, the Funds’ tax year end, as follows:

					Dividend	AMT-Free
	Quality		Opportunity		Advantage	Income
	(NQI	)	(NIO	)	(NVG )	(NEA	)
Paid-in surplus	$(719,769)		$5,064		$(162,043)	$11,860,304
Undistributed (Over-distribution of) net investment income	615,552		(49,725)		321,525	2,934,999
Accumulated net realized gain (loss)	104,217		44,661		(159,482)	(14,795,303)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ tax year end, were as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Undistributed net tax-exempt income1	$3,112,345		$20,879,039		$3,100,825		$11,158,087
Undistributed net ordinary income2	46,445		463,231		591,284		16,609
Undistributed net long-term capital gains	—		—		1,790,638		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2013, paid on November 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2013 and October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
2013	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Distributions from net tax-exempt income3	$35,837,331		$85,181,792		$26,806,718		$34,564,740
Distributions from net ordinary income2	—		—		247,364		—
Distributions from net long-term capital gains4	—		—		3,185,930		—

					Dividend		AMT-Free
	Quality		Opportunity		Advantage		Income
2012	(NQI	)	(NIO	)	(NVG	)	(NEA	)
Distributions from net tax-exempt income	$37,976,832		$85,683,885		$31,075,415		$21,861,702
Distributions from net ordinary income2	99,950		273		—		—
Distributions from net long-term capital gains	—		248,589		1,230,860		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2013, as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2013.

Nuveen Investments	103

Notes to Financial Statements (continued)

As of October 31, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

					AMT-Free
	Quality		Opportunity		Income
	(NQI	)	(NIO	)	(NEA	)
Expiration:
October 31, 2015	$—		$—		$2,809,878
October 31, 2016	2,623,034		—		2,374,066
October 31, 2017	217,918		—		—
October 31, 2018	322,087		—		—
Not subject to expiration:
Short-term losses	—		—		—
Long-term losses	17,643,419		9,289,619		—
Total	$20,806,458		$9,289,619		$5,183,944

During the Funds’ tax year ended October 31, 2013, the following Funds utilized capital loss carryforwards as follows:

			AMT-Free
	Opportunity		Income
	(NIO	)	(NEA	)
Utilized capital loss carryforwards	$4,352,999		$1,972,985

As of October 31, 2013, the Funds’ tax year end, $204,894 of AMT-Free Income’s (NEA) capital loss carryforward expired.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:
Quality (NQI)
Opportunity (NIO)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Dividend Advantage (NVG)
AMT-Free Income (NEA)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

104	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations
The following Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization, were as follows:

			Premium
	Premier		Income
	Opportunity		Opportunity
	(NIF	)	(NPX	)
Cost of investments	$387,914,609		$640,555,753
Fair value of investments	430,030,309		716,506,655
Net unrealized appreciation (depreciation) of investments	42,115,700		75,950,902

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

For accounting and performance reporting purposes, the Acquiring Fund is the survivor. The shares outstanding, net assets and net asset value (“NAV”) per common share immediately before and after the Reorganizations are as follows:

			Premium
	Premier		Income
	Opportunity		Opportunity
Acquired Funds – Prior to Reorganizations	(NIF	)	(NPX	)
Common shares outstanding	19,526,645		37,359,200
Net assets applicable to common shares	$312,300,252		$552,360,820
NAV per common share outstanding	$15.99		$14.79

Nuveen Investments	105

Notes to Financial Statements (continued)

	AMT-Free
	Income
Acquiring Fund – Prior to Reorganizations	(NEA	)
Common shares outstanding	22,245,026
Net assets applicable to common shares	$339,601,467
NAV per common share outstanding	$15.27

	AMT-Free
	Income
Acquiring Fund – Post Reorganizations	(NEA	)
Common shares outstanding	78,883,061
Net assets applicable to common shares	$1,204,262,539
NAV per common share outstanding	$15.27

The beginning of the Acquired Funds’ current fiscal period was November 1, 2012. Assuming the Reorganizations had been completed on November 1, 2012, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the fiscal year ended October 31, 2013, are as follows:

AMT-Free
Income
(NEA )
Net investment income (loss)	$58,276,109
Net realized and unrealized gains (losses)	(123,094,751)
Change in net assets resulting from operations	(64,818,642)

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations for the Acquiring Fund since the Reorganizations were consummated.

In connection with the Reorganizations, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components “Reorganization expenses” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

10. Subsequent Events

Refinancing of MTP, VMTP and VRDP Shares
Subsequent to the close of this reporting period, Dividend Advantage (NVG) redeemed all series of its MTP and VMTP Shares, at their $10.00 and $100,000 liquidation value per share, respectively, plus dividend amounts owed, with the proceeds from $201,000,000 of newly issued VRDP Shares. On December 13, 2013, VRDP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and Dividend Advantage’s (NVG) MTP and VMTP Shares were redeemed on December 23, 2013.

Subsequent to the close of this reporting period, AMT-Free Income (NEA) redeemed all series of its MTP and 2014 VMTP Shares, at their $10.00 and $100,000 liquidation value per share, respectively, plus dividend amounts owed, with the proceeds from $151,000,000 of newly issued 2016 VMTP Shares. On December 10, 2013, 2016 VMTP Shares were issued to qualified institutional buyers in a private offering pursuant to Rule 144A of the Securities Act of 1933 and AMT-Free Income’s (NEA) MTP Shares were redeemed on December 20, 2013. AMT-Free Income’s (NEA) 2014 VMTP Shares are anticipated to be redeemed on January 6, 2014.

106	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on

Nuveen Investments	107

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

108	Nuveen Investments

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds (including the Funds) as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the

110	Nuveen Investments

Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members observed that the Funds appeared to lag their respective peers over various periods; however, as indicated above, the Performance Peer Groups for the Funds, although still classified as somewhat relevant, had significant differences from the Funds limiting the usefulness of the peer comparisons. They also noted that the Funds outperformed their respective benchmarks over the one-, three- and five-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Funds other than the Nuveen AMT-Free Municipal Income Fund (the “AMT-Free Fund”) had net management fees that were in line with their respective peer averages and net expense ratios (including fee waivers and expense reimbursements) that were below their respective peer averages. The Independent Board Members observed that the AMT-Free Fund had a net management fee that was slightly higher than its peer average, but a net expense ratio that was in line with its peer average.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management

112	Nuveen Investments

firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

114	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:
■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities ; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company; Board and of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	208

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	208

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	208

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
208

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
208

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Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):
■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
208

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	208

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	208

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	208

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
208

116	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:
■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the ChicagoSymphony Orchestra and of Gilda s Club Chicago.	135

■	THOMAS S. SCHREIER, JR. (2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

	Name, Year of Birth and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					208

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	208

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Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):
	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	208

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	208

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					208

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	208

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	208

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					208

118	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):
■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	208

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	208

(1)
For Dividend Advantage (NVG) and AMT-Free Income (NEA), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Quality (NQI), and Opportunity (NIO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	119

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

120	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	121

Glossary of Terms Used in this Report (continued)

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

122	Nuveen Investments

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NQI	NIO	NVG	NEA
Common shares repurchased	—	—	64,858	—

Nuveen Investments	123

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-D-1013D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Dividend Advantage Municipal Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2013	$22,250	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2012	$21,200	$0	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2013	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2013	$ 0	$ 0	$ 0	$ 0
October 31, 2012	$ 850	$ 0	$ 0	$ 850

"Total Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to the Fund in the respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountant and (ii) all audit and non-audit services to be performed by the Fund's independent accountant for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountant for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
PAUL BRENNAN	Nuveen Dividend Advantage Municipal Income Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Paul Brennan	Registered Investment Company	20	$17.36 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	4	$41.8 million
*	Assets are as of October 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2013, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Paul Brennan	Nuveen Dividend Advantage Municipal Income Fund	$10,001-$50,000	$500,001-$1,000,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds.  Paul began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994.  He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year.   He earned his B.S. in Accountancy and Finance from Wright State University.  He is a CPA, has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
		UNIT)	PROGRAMS	PROGRAMS

NOVEMBER 1-30, 2012	0		0	2,980,000

DECEMBER 1-31, 2012	0		0	2,980,000

JANUARY 1-31, 2013	0		0	2,980,000

FEBRUARY 1-28, 2013	0		0	2,980,000

MARCH 1-31, 2013	0		0	2,980,000

APRIL 1-30, 2013	0		0	2,980,000

MAY 1-31, 2013	0		0	2,980,000

JUNE 1-30, 2013	3,500	$13.49	3,500	2,976,500

JULY 1-31, 2013	16,700	$12.86	16,700	2,959,800

AUGUST 1-31, 2013	10,000	$12.19	10,000	2,949,800

SEPTEMBER 1-30, 2013	0		0	2,949,800

OCTOBER 1-31, 2013	34,658	$12.47	34,658	2,915,142

TOTAL	64,858

* The registrant's repurchase program, for the repurchase of 2,980,000 shares, was authorized November 16, 2011.  The program was reauthorized for a maximum repurchase amount of 2,980,000 shares on November 15, 2012.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Dividend Advantage Municipal Income Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 6, 2014